====================================================================================================================================
                             Term Loan & Revolving Credit Leasehold
                            Mortgage, Assignment of Leases and Rents,
                              Security Agreement and Fixture Filing

      Document No.                       Document Title
======================================================================



                              BY

                    APW Tools & Supplies, Inc.

                             Mortgagor,

                                 TO

                      CREDIT SUISSE FIRST BOSTON,
                          as Collateral Agent,

                              Mortgagee

          Securing Principal Indebtedness of $430,000,000

                     Dated as of July 31, 2000

                      Relating to Premises in

                    Milwaukee County, Wisconsin



                                                                        Recording Area
                                                                    ================================================================
                                                                        This instrument prepared by and, after recording, please
                                                                        return to:

                                                                        Athy A. Mobilia, Esq.
                                                                        Cahill Gordon & Reindel
                                                                        80 Pine Street
                                                                        New York, New York 10005

                                                                    ================================================================
                                                                        See Exhibit A
                                                                    ----------------------------------------------------------------

                                                                        Parcel Identification Number (PIN)  160-9025
====================================================================================================================================

                               TABLE OF CONTENTS

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PREAMBLE............................................................................................      1

RECITALS............................................................................................      1

AGREEMENT...........................................................................................      2

                                              ARTICLE I

                                   DEFINITIONS AND INTERPRETATION

SECTION 1.1   Definitions...........................................................................      2
SECTION 1.2   Interpretation........................................................................     10
SECTION 1.3   Resolution of Drafting Ambiguities....................................................     10

                                             ARTICLE II

                                   GRANTS AND SECURED OBLIGATIONS

SECTION 2.1   Grant of Mortgaged Property...........................................................     10
SECTION 2.2   Assignment of Subleases and Rents.....................................................     11
SECTION 2.3   Secured Obligations...................................................................     11
SECTION 2.4   Future Advances.......................................................................     11
SECTION 2.5   No Release............................................................................     12

                                             ARTICLE III

                             REPRESENTATIONS AND WARRANTIES OF MORTGAGOR

SECTION 3.1   Authority and Validity................................................................     12
SECTION 3.2   Warranty of Title.....................................................................     12
SECTION 3.3   Condition of Mortgaged Property.......................................................     13
SECTION 3.4   Subleases.............................................................................     14
SECTION 3.5   Insurance.............................................................................     15
SECTION 3.6   Charges...............................................................................     16
SECTION 3.7   Environmental.........................................................................     16
SECTION 3.8   No Conflicts, Consents, etc...........................................................     16
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                                      -i-
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                                             ARTICLE IV

                                   CERTAIN COVENANTS OF MORTGAGOR

SECTION 4.1   Payment...............................................................................     17
SECTION 4.2   Preservation of Corporate Existence...................................................     17
SECTION 4.3   Title.................................................................................     17
SECTION 4.4   Maintenance and Use of Mortgaged Property; Alterations................................     18
SECTION 4.5   Notices Regarding Certain Defaults....................................................     19
SECTION 4.6   Access to Mortgaged Property, Books and Records; Other Information....................     19
SECTION 4.7   Limitation on Liens; Transfer Restrictions............................................     19
SECTION 4.8   Environmental.........................................................................     19
SECTION 4.9   Estoppel Certificates.................................................................     20

                                              ARTICLE V

                                              SUBLEASES

SECTION 5.1   Mortgagor's Affirmative Covenants with Respect to Subleases...........................     21
SECTION 5.2   Mortgagor's Negative Covenants with Respect to Subleases..............................     21
SECTION 5.3   Additional Requirements with Respect to New Subleases.................................     22

                                             ARTICLE VI

                            CONCERNING ASSIGNMENT OF SUBLEASES AND RENTS

SECTION 6.1   License to the Mortgagor..............................................................     22
SECTION 6.2   Collection of Rents by the Mortgagee..................................................     23
SECTION 6.3   No Release............................................................................     23
SECTION 6.4   Irrevocable Interest..................................................................     23
SECTION 6.5   Amendment to Subleases................................................................     23

                                             ARTICLE VII

                                  TAXES AND CERTAIN STATUTORY LIENS

SECTION 7.1   Payment of Charges....................................................................     23
SECTION 7.2   Escrow of Taxes.......................................................................     24
SECTION 7.3   Certain Statutory Liens...............................................................     24
SECTION 7.4   Stamp and Other Taxes.................................................................     24
SECTION 7.5   Certain Tax Law Changes...............................................................     24
SECTION 7.6   Proceeds of Tax Claim.................................................................     25
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                                     -ii-

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                                             ARTICLE VIII

                                              INSURANCE

SECTION 8.1   Required Insurance Policies and Coverages.............................................     25
SECTION 8.2   Required Form of Insurance Policies...................................................     26
SECTION 8.3   Settlements...........................................................................     26
SECTION 8.4   Renewals..............................................................................     27
SECTION 8.5   Additional Insurance..................................................................     27
SECTION 8.6   Blanket Coverage......................................................................     27
SECTION 8.7   Delivery After Foreclosure............................................................     27

                                             ARTICLE IX

                                       CONTESTING OF PAYMENTS

SECTION 9.1   Contesting of Taxes and Certain Statutory Liens.......................................     27
SECTION 9.2   Contesting of Insurance...............................................................     28

                                              ARTICLE X

                              DESTRUCTION, CONDEMNATION AND RESTORATION

SECTION 10.1  Destruction...........................................................................     28
SECTION 10.2  Condemnation..........................................................................     28
SECTION 10.3  Restoration...........................................................................     29
SECTION 10.4  Major Restoration.....................................................................     29
SECTION 10.5  Restoration Advances Following Destruction or Taking of Mortgaged Property............     30

                                             ARTICLE XI

                                   EVENTS OF DEFAULT AND REMEDIES

SECTION 11.1  Events of Default.....................................................................     31
SECTION 11.2  Remedies in Case of an Event of Default...............................................     32
SECTION 11.3  Sale of Mortgaged Property if Event of Default Occurs; Proceeds of Sale...............     33
SECTION 11.4  Additional Remedies in Case of an Event of Default....................................     35
SECTION 11.5  Legal Proceedings After an Event of Default...........................................     35
SECTION 11.6  Remedies Not Exclusive................................................................     36
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                                     -iii-

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                                             ARTICLE XII

                                SECURITY AGREEMENT AND FIXTURE FILING

SECTION 12.1  Security Agreement....................................................................     37
SECTION 12.2  Fixture Filing........................................................................     37

                                            ARTICLE XIII

                                         FURTHER ASSURANCES

SECTION 13.1  Recording Documentation To Assure Security............................................     38
SECTION 13.2  Further Acts..........................................................................     38
SECTION 13.3  Additional Security...................................................................     38

                                             ARTICLE XIV

                                            MISCELLANEOUS

SECTION 14.1  Covenants To Run with the Land........................................................     39
SECTION 14.2  No Merger.............................................................................     39
SECTION 14.3  Concerning Mortgagee..................................................................     39
SECTION 14.4  Mortgagee May Perform; Mortgagee Appointed Attorney-in-Fact...........................     40
SECTION 14.5  Expenses..............................................................................     40
SECTION 14.6  Indemnity.............................................................................     41
SECTION 14.7  Continuing Security Interest; Assignment..............................................     41
SECTION 14.8  Termination; Release..................................................................     42
SECTION 14.9  Modification in Writing...............................................................     42
SECTION 14.10 Notices...............................................................................     42
SECTION 14.11 GOVERNING LAW; SERVICE OF PROCESS; WAIVER OF JURY TRIAL...............................     42
SECTION 14.12 Severability of Provisions............................................................     43
SECTION 14.13 Limitation on Interest Payable........................................................     43
SECTION 14.14 Business Days.........................................................................     43
SECTION 14.15 Relationship..........................................................................     43
SECTION 14.16 Waiver of Stay........................................................................     44
SECTION 14.17 No Credit for Payment of Taxes or Impositions.........................................     44
SECTION 14.18 No Claims Against the Mortgagee.......................................................     44
SECTION 14.19 Obligations Absolute..................................................................     44
SECTION 14.20 Mortgagee's Right To Sever Indebtedness...............................................     45
SECTION 14.21 Mortgaged Lease.......................................................................     46
SECTION 14.22 Shortened Redemption Election.........................................................     48

SIGNATURE

ACKNOWLEDGMENTS


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SCHEDULE A    Legal Description
SCHEDULE B    Prior Liens

EXHIBIT 1     Form of Subordination, Non-Disturbance
              and Attornment Agreement

                    TERM LOAN AND REVOLVING CREDIT LEASEHOLD
               MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY
                          AGREEMENT AND FIXTURE FILING

          TERM LOAN AND REVOLVING CREDIT LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (the "Mortgage"), dated
                                                              --------
as of July 31, 2000, made by APW Tools & Supplies, Inc. a Wisconsin corporation having an office at 6101 North Baker Road, Glendale, WI, as mortgagor, assignor and debtor (in such capacities and together with any successors in such capacities, the "Mortgagor"), in favor of CREDIT SUISSE FIRST BOSTON, a bank
                 ---------
organized under the laws of Switzerland, acting through its New York branch ("CSFB"), having an office at Eleven Madison Avenue, New York, New York 10010, in its capacity as collateral agent for the lending institutions (the "Lenders")
                                                                       -------
from time to time party to the Credit Agreement (as hereinafter defined), as mortgagee, assignee and secured party (CSFB, in such capacities and together with any successors in such capacities, the "Mortgagee").
                                             ---------

                               R E C I T A L S:
                               ---------------

          A. Pursuant to that certain credit agreement, dated as of July 31, 2000 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Applied Power Inc. (doing business
                   ----------------
as Actuant Corporation), a Wisconsin corporation (the "Borrower"), the Lenders,
                                                       --------
CSFB, as swingline lender, an issuing bank, administrative agent and Collateral Agent, First Union National Bank, as syndication agent and ING (U.S.) Capital LLC, as documentation agent, the Lenders have agreed to make to or for the account of the Borrower certain Loans (as hereinafter defined) and to issue certain Letters of Credit (as hereinafter defined) for the account of the Borrower.

          B. It is contemplated that the Borrower and one or more of the Subsidiary Guarantors may enter into one or more agreements (collectively, the "Interest Rate Protection Agreements") with one or more of the Lenders or their
------------------------------------
respective Affiliates (as hereinafter defined) fixing the interest rates with respect to the Loans under the Credit Agreement.

          C. The Borrower owns, directly or through its Subsidiaries (as hereinafter defined), all of the issued and outstanding shares of the Mortgagor.

          D. The Mortgagor has, pursuant to a certain subsidiary guarantee agreement, dated as of July 31, 2000, among other things, guaranteed (the "Subsidiary Guarantee") the obligations of the Borrower under the Credit
---------------------
Agreement and the other Loan Documents (as hereinafter defined).

          E. The Mortgagor will receive substantial benefits from the execution, delivery and performance of the Loan Documents and is, therefore, willing to enter into this Mortgage.

          F. Mortgagor is the owner and holder of the tenant's interest under that certain lease, dated as of February 2, 1995 (as amended from time to time in accordance with the provisions of this Mortgage, the "Mortgaged Lease"),
                                                         ---------------
between Jerome M. Dorf and Stanley W. Dorf, as landlord (together with its successors and assigns, "Lessor") and Mortgagor, as tenant, which affects the
                         ------
property described
on Schedule A annexed hereto.  A memorandum of lease relating
   ----------
to the Mortgaged Lease was recorded on _________ at Book _____, Page _____, in the real property records of ________ .

          G. It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement and a condition to any Lender issuing Letters of Credit under the Credit Agreement or entering into any Interest Rate Protection Agreement that the Mortgagor execute and deliver the applicable Loan Documents (as hereinafter defined), including this Mortgage.

          H. This Mortgage is given by the Mortgagor in favor of the Mortgagee for its benefit and the benefit of the Lenders (collectively, the "Secured
                                                                   -------
Parties") to secure the payment and performance of all of the Secured
-------
Obligations (as hereinafter defined).

                               A G R E E M E N T:
                               - - - - - - - - -

          NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor hereby covenants and agrees with the Mortgagee as follows:


                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

          SECTION 1.1  Definitions.  Capitalized terms used but not otherwise
                       -----------
defined herein shall have the meanings assigned to such terms in the Credit Agreement. The following terms used in this Mortgage shall have the following meanings:

          "ACM" shall have the meaning assigned to such term in Section 4.8(ii)
           ---                                                  ---------------
hereof.

          "Affiliates" shall have the meaning assigned to such term in the
           ----------
Credit Agreement.

          "Allocated Indebtedness" shall have the meaning assigned to such term
           ----------------------
in Section 14.20(i) hereof.
   ----------------

          "Allocation Notice" shall have the meaning assigned to such term in
           -----------------
Section 14.20(i) hereof.
----------------

          "Alteration" shall mean any and all additions, modifications or
           ----------
changes, structural or nonstructural.

          "Architect's Certificate" shall have the meaning assigned to such term
           -----------------------
in Section 10.4(ii) hereof.
   ----------------

          "Borrower" shall have the meaning assigned to such term in Recital A
           --------                                                  ---------
hereof.

          "Business Day" shall have the meaning assigned to such term in the
           ------------
Credit Agreement.

          "Charges" shall mean any and all real estate, property and other
           -------
taxes, assessments and special assessments, levies, fees, all water and sewer rents and charges and all other governmental charges imposed upon or assessed against, and all claims (including, without limitation, claims for labor, materials and supplies and other claims arising by operation of law) against, all or any portions of the Mortgaged Property.

          "Collateral" shall have the meaning assigned to such term in Section
           ----------                                                  -------
14.20(i) hereof.
--------

          "Collateral Account" shall have the meaning assigned to such term in
           ------------------
the Security Agreement.

          "Commitments" shall have the meaning assigned to such term in the
           -----------
Credit Agreement.

          "Contested Liens" shall mean, collectively, any Liens incurred in
           ---------------
respect of any Charges to the extent that the amounts owing in respect thereof are not yet delinquent or are being contested and otherwise comply with the provisions of Section 9.1 hereof; provided, however, that such Liens shall in
              -----------         --------  -------
all respects be subject and subordinate in priority to the Lien and security interest created and evidenced by this Mortgage, except if and to the extent that the law or regulation creating, permitting or authorizing such Lien provides that such Lien must be superior to the Lien and security interest created and evidenced hereby.

          "Contracts" shall mean, collectively, any and all right, title and
           ---------
interest of the Mortgagor in and to any and all contracts and other general intangibles relating to the Mortgaged Property and all reserves, deferred payments, deposits, refunds and claims of every kind, nature or character relating thereto.

          "Cost of Construction" shall mean the sum, so far as it relates to the
           --------------------
reconstructing, renewing, restoring or replacing of the Improvements, of (i) obligations incurred or assumed by the Mortgagor or undertaken by tenants pursuant to the terms of the Subleases for labor, materials and other expenses and to contractors, builders and materialmen, (ii) the cost of contract bonds and of insurance of every kind, nature or character that would be deemed by a Prudent Operator to be necessary or appropriate during the course of construction, (iii) the expenses incurred or assumed by the Mortgagor for test borings, surveys, estimates, any Plans and Specifications and preliminary investigations therefor, and for supervising construction, as well as for the performance of all other duties required by or reasonably necessary for proper construction, (iv) ad valorem property taxes levied upon the Premises during performance of any Restoration and (v) any costs or other charges in connection with obtaining title insurance and counsel opinions that may be required or necessary in connection with a Restoration.

          "Credit Agreement" shall have the meaning assigned to such term in
           ----------------
Recital A hereof.
---------

          "Default Rate" shall mean the rate per annum equal to the highest rate
           ------------
then payable under the Credit Agreement.

          "Destruction" shall mean any and all damage to, or loss or destruction
           -----------
of, the Premises or any part thereof.

          "Environmental Law" shall have the meaning assigned to such term in
           -----------------
the Credit Agreement.

          "Estimate" shall have the meaning assigned to such term in Section
           --------                                                  -------
10.4(ii)(D) hereof.
-----------

          "Event of Default" shall have the meaning assigned to such term in the
           ----------------
Credit Agreement.

          "Fixture" shall mean all machinery, apparatus, equipment, fittings,
           -------
fixtures, improvements and articles of personal property of every kind, description and nature whatsoever now or hereafter attached or affixed to the Land or any other Improvement or used in connection with the use and enjoyment of the Land or any other Improvement or the maintenance or preservation thereof, which by the nature of their location thereon or attachment thereto are fixtures under the UCC or any other applicable law including, without limitation, all utility systems, fire sprinkler and security systems, drainage facilities, lighting facilities, all water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utility equipment and facilities, pipes, fittings and other items of every kind and description now or hereafter attached to or located on the Land which by the nature of their location thereon or attachment thereto are real property under applicable law, HVAC equipment, boilers, electronic data processing, telecommunications or computer equipment, refrigeration, electronic monitoring, water or lighting systems, power, sanitation, waste removal, elevators, maintenance or other systems or equipment.

          "Full Replacement Cost" shall mean the Cost of Construction to replace
           ---------------------
the Improvements, exclusive of depreciation, excavation, foundation and footings, as determined from time to time (but not less frequently than would be determined by a Prudent Operator or as otherwise requested by the Mortgagee) by a Person selected by the Mortgagor and reasonably acceptable to the Mortgagee.

          "GAAP" shall have the meaning assigned to such term in the Credit
           ----
Agreement.

          "Governmental Authority" shall mean any Federal, state, local, foreign
           ----------------------
or other governmental, quasi-governmental or administrative (including self-regulatory) body, instrumentality, department, agency, authority, board, bureau, commission, office of any nature whatsoever or other subdivision thereof, or any court, tribunal, administrative hearing body, arbitration panel or other similar dispute-resolving body, whether now or hereafter in existence, or any officer or official thereof, having jurisdiction over the Mortgagor or the Mortgaged Property or any portion thereof.

          "Hazardous Materials" shall have the meaning assigned to such term in
           -------------------
the Credit Agreement.

          "Improvements" shall mean all buildings, structures and other
           ------------
improvements of every kind or description and any and all Alterations now or hereafter located, attached or erected on the Land including, without limitation
(i) all Fixtures, (ii) all attachments, railroad tracks, foundations, sidewalks, drives, roads, curbs, streets, ways, alleys, passages, passageways, sewer rights, parking areas, driveways, fences and walls and (iii) all materials now or hereafter located on the Land intended for the construction, reconstruction, repair, replacement, alteration, addition or improvement of or to such buildings, Fixtures, structures and improvements, all of which materials shall be deemed to be part of the Improvements im-mediately upon delivery thereof on the Land and to be part of the improvements immediately upon their incorporation therein.

          "Indemnified Liabilities" shall have the meaning assigned to such term
           -----------------------
in Section 14.6(i) hereof.
   ---------------

          "Indemnitees" shall have the meaning assigned to such term in Section
           -----------                                                  -------
14.6(i) hereof.
-------

          "Insurance Certificate" shall mean a certificate evidencing the
           ---------------------
Insurance Requirements (i) in substantially the form commonly known as "ACORD 27" that (A) provides that the insurance has been issued, is in full force and effect, and conveys all the rights and privileges afforded under the Insurance Policies, (B) provides an unequivocal obligation to give notice in advance to additional interest parties of termination and notification in advance of changes and (C) purports to convey all the privileges of the Insurance Policies to the certificate holders and (ii) that otherwise complies with the requirements with respect thereto set forth in Article VIII hereof.
                                               ------------

          "Insurance Policies" means the insurance policies and coverages
           ------------------
required to be maintained by the Mortgagor with respect to the Mortgaged Property pursuant to Article VIII hereof and all renewals and extensions
                     ------------
thereof.

          "Insurance Requirements" means, collectively, all provisions of the
           ----------------------
Insurance Policies, all requirements of the issuer of any of the Insurance Policies and all orders, rules, regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon the Mortgagor and applicable to the Mortgaged Property or any use or condition thereof.

          "Interest Rate Protection Agreements" shall have the meaning assigned
           -----------------------------------
to such term in Recital B hereof.
                ---------

          "Land" shall mean the tenant's interest and estate in the Mortgaged
           ----
Lease and in all recorded and unrecorded extensions, amendments, supplements and restatements thereof, together with all right, title and interest of the tenant under the Mortgaged Lease in the land described in Schedule A annexed to this
                                                   ----------
Mortgage, together with all of the Mortgagor's reversionary rights in and to any and all easements, rights-of-way, strips and gores of land, waters, water courses, water rights, mineral, gas and oil rights and all power, air, light and other rights, estates, titles, interests, privileges, liberties, servitudes, licenses, tenements, hereditaments and appurtenances whatsoever, in any way demised under the Mortgaged Lease or belonging, relating or appertaining thereto, or any part thereof, or which hereafter shall in any way demised under the Mortgaged Lease or belong, relate or be appurtenant thereto.

          "Landlord" shall mean any landlord, lessor, franchisor, licensor or
           --------
grantor, as applicable.

          "Lenders" shall have the meaning assigned to such term in the Preamble
           -------
hereof.

          "Letters of Credit" shall have the meaning assigned to such term in
           -----------------
the Credit Agreement.

          "Liability Insurance" shall mean, collectively, the insurance policies
           -------------------
and coverages described in clauses (ii) and, to the extent applicable, (vi) and
(vii) of Section 8.1 hereof.
         -----------

          "Lien" shall have the meaning assigned to such term in the Credit
           ----
Agreement.

          "Loan Documents" shall have the meaning assigned to such term in the
           --------------
Credit Agreement.

          "Loan Parties" shall have the meaning assigned to such term in the
           ------------
Credit Agreement.

          "Loans" shall have the meaning assigned to such term in the Credit
           -----
Agreement.

          "Material Adverse Effect" shall mean (a) a materially adverse effect
           -----------------------
on the business, property, results of operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole,
(b) material impairment of the ability of the Mortgagor to perform any of its obligations under this Mortgage or (c) material impairment of the rights of or benefits or remedies available to the Mortgagee under this Mortgage including, without limitation, any material impairment of the value or utility of the Mortgaged Property or the Lien of this Mortgage.

          "Mortgage" shall have the meaning assigned to such term in the
           --------
Preamble hereof.

          "Mortgaged Lease" shall have the meaning assigned to such term in
           ---------------
Recital F hereof.
---------

          "Mortgaged Property" shall have the meaning assigned to such term in
           ------------------
Section 2.1 hereof.
-----------

          "Mortgagee" shall have the meaning assigned to such term in the
           ---------
Preamble hereof.

          "Mortgagor" shall have the meaning assigned to such term in the
           ---------
Preamble hereof.

          "Mortgagor's Interest" shall have the meaning assigned to such term in
           --------------------
Section 2.2 hereof.
-----------

          "Net Cash Proceeds" shall have the meaning assigned to such term in
           -----------------
the Credit Agreement.

          "Net Condemnation Award" shall have the meaning assigned to such term
           ----------------------
in Section 10.2 hereof.
   ------------

          "Net Insurance Proceeds" shall have the meaning assigned to such term
           ----------------------
in Section 10.1 hereof.
   ------------

          "Officers' Certificate" shall mean, as applied to any corporation, a
           ---------------------
certificate executed on behalf of such corporation by its Chairman of the Board (if an officer) or its Chief Executive Officer or one of its Vice Presidents (or an equivalent officer) and by its Chief Financial Officer, Vice President-Finance or its Treasurer (or an equivalent officer) or any Assistant Treasurer in their official (and not individual) capacities; provided, however, that every
                                                   --------  -------
Officers' Certificate with respect to the compliance with a condition precedent to the making of any Loan or the taking of any other action hereunder shall include (i) a statement that the officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, and (ii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

          "Permit" shall mean any and all permits, certificates, approvals,
           ------
authorizations, consents, licenses, variances, franchises or other instruments, however characterized, of any Governmental Authority (or any Person acting on behalf of a Governmental Authority) now or hereafter acquired or held, together with all amendments, modifications, extensions, renewals and replacements of any thereof issued or in any way furnished in connection with the Mortgaged Property including, without limitation, building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation.

          "Permitted Collateral Liens" shall have the meaning assigned to such
           --------------------------
term in Section 4.7(v) hereof.
        --------------

          "Permitted Liens" shall have the meaning assigned to such term in the
           ---------------
Credit Agreement.

          "Person" shall have the meaning assigned to such term in the Credit
           ------
Agreement.

          "Plans and Specifications" shall have the meaning assigned to such
           ------------------------
term in Section 10.4(i) hereof.
        ---------------

          "Premises" shall mean, collectively, the Land and the Improvements.
           --------

          "Prior Liens" shall mean, collectively, the Liens identified in
           -----------
Schedule B annexed to this Mortgage.
----------

          "Proceeds" shall mean, collectively, any and all (i) proceeds of the
           --------
conversion, voluntary or involuntary, of any of the Mortgaged Property or any portion thereof into cash or liquidated claims, (ii) proceeds of any insurance (except payments made to a Person which is not a party to this Mortgage), indemnity, warranty, guaranty or claim payable to the Mortgagee or to the Mortgagor from time to time with respect to any of the Mortgaged Property including, without limitation, all Net Insurance Proceeds, (iii) payments (in any form whatsoever) made or due and payable to the Mortgagor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any portion of the Mortgaged Property by any Governmental Authority (or any Person acting on behalf of a Governmental Authority) including, without limitation, all Net Condemnation Awards, (iv) products of the Mortgaged Property and (v) other amounts from time to time paid or payable under or in connection with any of the Mortgaged Property including, without limitation, refunds of real estate taxes and assessments, including interest thereon.

          "Property Insurance" shall mean, collectively, the insurance policies
           ------------------
and coverages described in clauses (i), (iii), (iv), (v) and, to the extent applicable, (vii) of Section 8.1 hereof.
                     -----------

          "Prudent Operator" shall mean a prudent operator of property similar
           ----------------
in use and configuration to the Premises and located in the locality where the Premises are located.

          "Real Property Officers' Certificate" shall mean the Officers'
           -----------------------------------
Certificate delivered pursuant to Section [4.02(h)(12)] of the Credit Agreement.
                                  -------  -----------

          "Records" shall mean, collectively, any and all right, title and
           -------
interest of the Mortgagor in and to any and all drawings, plans, specifications, file materials, operating and maintenance records, catalogues, tenant lists, correspondence, advertising materials, operating manuals, warranties, guarantees, appraisals, studies and data relating to the Mortgaged Property or the construction of any Alteration or the maintenance of any Permit.

          "Remedial Action " shall have the meaning assigned to such term in the
           ---------------
Credit Agreement.

          "Rental Value" shall mean the sum of (x) the total estimated gross
           ------------
rental income from tenant occupation of the Improvements as furnished and equipped under Subleases and (y) the total amount of all other Charges which are the legal obligation of the Tenants of the Premises under Subleases.

          "Rents" shall mean, collectively, any and all rents, additional rents,
           -----
royalties, cash, guaranties, letters of credit, bonds, sureties or securities deposited under any Sublease to secure performance of the Tenant's obligations thereunder, revenues, earnings, profits and income, advance rental payments, payments incident to assignment, sublease or surrender of a Sublease, claims for forfeited deposits and claims for damages, now due or hereafter to become due, with respect to any Sublease, any indemnification against, or reimbursement for, sums paid and costs and expenses incurred by the Mortgagor under any Sublease or otherwise, and any award in the event of the bankruptcy of any Tenant under or guarantor of a Sublease.

          "Requirements of Law" shall mean, collectively, any and all
           -------------------
requirements of any Governmental Authority including, without limitation, any and all orders, decrees, determinations, laws, treaties, ordinances, rules, regulations or similar statutes or case law.

          "Restoration" shall have the meaning assigned to such term in Section
           -----------                                                  -------
10.3 hereof.
----

          "Restoration Commitment" shall have the meaning assigned to such term
           ----------------------
in Section 10.4(iii) hereof.
   -----------------

          "Restoration Election Notice" shall have the meaning assigned to such
           ---------------------------
term in Section 10.3 hereof.
        ------------

          "Restoration Letter of Credit" shall have the meaning assigned to such
           ----------------------------
term in Section 10.4(iii) hereof.
        -----------------

          "Secured Obligations" shall mean all obligations (whether or not
           -------------------
constituting future advances, obligatory or otherwise) of the Borrower and any and all of the other Loan Parties from time to time arising under or in respect hereof, the Credit Agreement, the Interest Rate Protection Agreements and the other Loan Documents (including, without limitation, the obligations to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Mortgage, the Credit Agreement, the Interest

Rate Protection Agreements and the other Loan Documents), in each case whether
(i) such obligations are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due whether at stated maturity, by acceleration or otherwise, (ii) arising in the regular course of business or otherwise, (iii) for payment or performance and/or (iv) now existing or hereafter arising (including, without limitation, interest and other obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Loan Party or any other Person, or which would have arisen or accrued but for the commencement of such proceeding, even if such obligation or the claim therefor is not enforceable or allowable in such proceeding).

          "Secured Parties" shall have the meaning assigned to such term in
           ---------------
Recital [I] hereof.
-----------

          "Security Agreement" shall have the meaning assigned to such term in
           ------------------
the Credit Agreement.

          "Security Documents" shall have the meaning assigned to such term in
           ------------------
the Credit Agreement.

          "Subleases" shall mean, collectively, any and all interests of the
           ---------
Mortgagor, as Landlord, in all leases and subleases of space, tenancies, franchise agreements, licenses, occupancy or concession agreements now existing or hereafter entered into, whether or not of record, relating in any manner to the Premises and any and all amendments, modifications, supplements, replacements, extensions and renewals if any thereof, whether now in effect or hereafter coming into effect.

          "Subordination Agreement" shall mean a subordination, nondisturbance
           -----------------------
and attornment agreement substantially in the form of Exhibit 1 annexed to this
                                                      ---------
Mortgage.

          "Subsidiaries" shall have the meaning assigned to such term in the
           ------------
Credit Agreement.

          "Subsidiary Guarantee" shall have the meaning assigned to such term in
           --------------------
Recital [D] hereof.
-----------

          "Subsidiary Guarantors" shall have the meaning assigned to such term
           ---------------------
in the Credit Agreement.

          "Taking" shall mean any taking of the Mortgaged Property or any part
           ------
thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of the Mortgaged Property or any part thereof, by any Governmental Authority, civil or military.

          "Tax Escrow Fund" shall have the meaning assigned to such term in
           ---------------
Section 7.2 hereof.
-----------

          "Tenant" shall mean any tenant, lessee, sublessee, franchisee,
           ------
licensee, grantee or obligee, as applicable.

          "UCC" shall mean the Uniform Commercial Code as in effect on the date
           ---
hereof in the jurisdiction in which the Premises are located; provided, however,
                                                              --------  -------
that if by reason of mandatory provi-
sions of law, the perfection or the effect of perfection or non-perfection of the security interest in any item or portion of the Mortgaged Property is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the jurisdiction in which the Premises are located, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          SECTION 1.2  Interpretation.  In this Mortgage, unless otherwise
                       --------------
specified, (i) singular words include the plural and plural words include the singular, (ii) words importing any gender include the other gender, (iii) references to any Person include such Person's successors and assigns and in the case of an individual, the word "successors" includes such Person's heirs, devisees, legatees, executors, administrators and personal representatives, (iv) references to any statute or other law include all applicable rules, regulations and orders adopted or made thereunder and all statutes or other laws amending, consolidating or replacing the statute or law referred to, (v) the words "consent," "approve" and "agree," and derivations thereof or words of similar import, mean the prior written consent, approval or agreement of the Person in question, (vi) the words "include" and "including," and words of similar import, shall be deemed to be followed by the words "without limitation," (vii) the words "hereto," "herein," "hereof" and "hereunder," and words of similar import, refer to this Mortgage in its entirety, (viii) references to Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses are to the Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses hereof, (ix) the Schedules and Exhibits to this Mortgage, in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, are incorporated herein by reference, (x) the titles and headings of Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses are inserted as a matter of convenience only and shall not affect the constructions of any provisions hereof and (xi) all obligations of the Mortgagor hereunder shall be satisfied by the Mortgagor at the Mortgagor's sole cost and expense.

          SECTION 1.3  Resolution of Drafting Ambiguities.  The Mortgagor
                       ----------------------------------
acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., Mortgagee) shall not be employed in the interpretation
                ---
hereof.


                                   ARTICLE II

                         GRANTS AND SECURED OBLIGATIONS

          SECTION 2.1  Grant of Mortgaged Property.  The Mortgagor hereby
                       ---------------------------
grants, mortgages, bargains, sells, assigns and conveys to the Mortgagee, and hereby grants to the Mortgagee, a mortgage lien and security interest in and upon, all of the Mortgagor's estate, right, title and interest in, to and under the following property, whether now owned or held or hereafter acquired from time to time (collectively, the "Mortgaged Property"):
                                 ------------------

          (i)  Land;

          (ii) Improvements;

          (iii)  Subleases;

          (iv)   Rents;

          (v)    Permits;

          (vi)   Contracts;

          (vii)  Records; and

          (viii) Proceeds;

TO HAVE AND TO HOLD the Mortgaged Property, together with all estate, right, title and interest of the Mortgagor and anyone claiming by, through or under the Mortgagor in and to the Mortgaged Property and all rights and appurtenances relating thereto, unto the Mortgagee, its successors and assigns, for the purpose of securing the payment and performance in full of all the Secured Obligations.

          SECTION 2.2  Assignment of Subleases and Rents.  As additional
                       ---------------------------------
security for the payment and performance in full of all the Secured Obligations and subject to the provisions of Article VI hereof, the Mortgagor absolutely, presently, unconditionally and irrevocably assigns, transfers and sets over to the Mortgagee, and grants to the Mortgagee, all of the Mortgagor's estate, right, title, interest, claim and demand, as Landlord, under any and all of the Subleases including, without limitation, the following (such assigned rights, the "Mortgagor's Interest"):
     --------------------

          (i) the immediate and continuing right to receive and collect Rents payable by the Tenants pursuant to the Subleases;

          (ii) all claims, rights, powers, privileges and remedies of the Mortgagor, whether provided for in the Subleases or arising by statute or at law or in equity or otherwise, consequent on any failure on the part of the Tenants to perform or comply with any term of the Subleases;

          (iii) all rights to take all actions upon the happening of a default under the Subleases as shall be permitted by the Subleases or by law including, without limitation, the commencement, conduct and consummation of proceeding at law or in equity; and

          (iv) the full power and authority, in the name of the Mortgagor or otherwise, to enforce, collect, receive and receipt for any and all of the foregoing and to take all other actions whatsoever which the Mortgagor, as Landlord, is or may be entitled to take under the Subleases.

          SECTION 2.3  Secured Obligations.  This Mortgage secures, and the
                       -------------------
Mortgaged Property is collateral security for, the payment and performance in full when due of the Secured Obligations.

          SECTION 2.4  Future Advances.  This Mortgage shall secure future
                       ---------------
advances. The maximum aggregate amount of all advances of principal under the Credit Agreement (which advances are obligatory to the extent the conditions set forth in the Credit Agreement relating thereto are satisfied) that may be outstanding hereunder at any time is $430,000,000, plus interest thereon, collection costs, sums advanced for the payment of taxes, assessments, maintenance and repair charges, insurance premiums and any other costs incurred to protect the security encumbered hereby or the lien hereof, expenses incurred by the Mortgagee by reason of any default by the Mortgagor under the terms hereof, together with all other sums secured hereby.

          SECTION 2.5  No Release.  Nothing set forth in this Mortgage shall
                       ----------
relieve the Mortgagor from the performance of any term, covenant, condition or agreement on the Mortgagor's part to be performed or observed under or in respect of any of the Mortgaged Property or from any liability to any Person under or in respect of any of the Mortgaged Property or shall impose any obligation on the Mortgagee or any other Secured Party to perform or observe any such term, covenant, condition or agreement on the Mortgagor's part to be so performed or observed or shall impose any liability on the Mortgagee or any other Secured Party for any act or omission on the part of the Mortgagor relating thereto or for any breach of any representation or warranty on the part of the Mortgagor contained in this Mortgage, any Interest Rate Protection Agreement, or any other Loan Document, or under or in respect of the Mortgaged Property or made in connection herewith or therewith. The obligations of the Mortgagor contained in this Section 2.5 shall survive the termination hereof and
                            -----------
the discharge of the Mortgagor's other obligations under this Mortgage, any Interest Rate Protection Agreement and the other Loan Documents.


                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF MORTGAGOR

          SECTION 3.1  Authority and Validity.
                       ----------------------

          The Mortgagor represents and warrants that:

          (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

          (ii) it is duly qualified to transact business and is in good standing in the state in which the Mortgaged Property is located;

          (iii) it has full organizational power and lawful authority to execute and deliver this Mortgage and to mortgage and grant a Lien on and security interest in the Mortgaged Property and otherwise assign the Mortgagor's Interest and otherwise perform its obligations as contemplated herein, and all corporate and governmental actions, consents, authorizations and approvals necessary or required therefor have been duly and effectively taken or obtained; and

          (iv) this Mortgage is a legal, valid and binding obligation of the Mortgagor, enforceable against the Mortgagor in accordance with its terms.

          SECTION 3.2  Warranty of Title.  The Mortgagor represents and warrants
                       -----------------
     that:

          (i) it owns the tenant's interest in the Mortgaged Lease and has good and marketable title to the Premises and the Landlord's interest and estate under or in respect of the Subleases and good title to the interest it purports to own or hold in and to each of the Permits, the Contracts and the Records, in each case subject to no Liens, except for Prior Liens;

          (ii) (a) the Mortgaged Lease is a valid and subsisting lease, superior and paramount to all other leases respecting the property to which such Mortgaged Lease relates, (b) the Mortgaged Lease is in full force and effect and no default (nor any event which, with notice or lapse of time or both, would constitute such a default) has occurred or is continuing under the Mortgaged Lease and (c) the Mortgaged Lease is not subject to any defenses, offsets or counterclaims and there have been no renewals or extensions of or supplements, modifications or amendments to the Mortgaged Lease not previously disclosed to Mortgagee;

          (iii) with respect to each Sublease relating to the Mortgaged Property, each such Sublease is in full force and effect and no default (nor any event which, with notice or lapse of time or both, would constitute such a default) has occurred or is continuing thereunder;

           (iv)   it is in actual possession of the Premises;

           (v) it has good title to the interest it purports to own or hold in and to all rights and appurtenances to or that constitute a portion of the Mortgaged Property;

           (vi) it is in compliance with each term, condition and provision of any obligation of the Mortgagor which is secured by the Mortgaged Property or the noncompliance with which may result in the imposition of a Lien on the Mortgaged Property; and

           (vii) this Mortgage creates and constitutes a valid and enforceable first priority Lien on the Mortgaged Property, and, to the extent any of the Mortgaged Property shall consist of Fixtures, a first priority security interest in the Fixtures, which first priority Lien and first priority security interest are subject only to Prior Liens.

             SECTION 3.3  Condition of Mortgaged Property.  The Mortgagor
                          -------------------------------
represents and warrants that:

             (i) there has been issued and there remains in full force and effect subject to no revocation, suspension, forfeiture or modification, each and every Permit necessary for the present and contemplated use, operation and occupancy of the Premises by the Mortgagor and its Tenants and the conduct of their respective businesses and all required zoning, building code, land use, environmental and other similar Permits, except to the extent that such failure, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

             (ii) the Premises and the present and contemplated use and occupancy thereof comply with all applicable zoning ordinances, building codes, land use laws, set back or other development and use requirements of Governmental Authorities, except to the extent that such noncompliance, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

           (iii) the Premises are served by all utilities (including, without limitation, public water and sewer systems) necessary for the present and contemplated use thereof, and all utility services are provided by public utilities and the Premises have accepted or are equipped to accept such utility services and the Mortgagor has not received notice of termination of such utility service;

           (iv) all public roads and streets necessary for service of and access to the Premises for the present and contemplated use thereof have been completed and have been dedicated and accepted as such by the appropriate Governmental Authorities;

           (v) the Mortgagor has access to the Premises from public roads and, to the extent applicable, public or private rail or waterway, sufficient to allow the Mortgagor and its Tenants and invitees to conduct their respective businesses at the Premises in accordance with sound commercial practices and the Mortgagor has not received notice of termination of such access;

           (vi) the Mortgagor has not received notice of any Taking or the commencement or pendency of any action or proceeding therefor;

           (vii) there has not occurred any Destruction of the Premises or any portion thereof as a result of any fire or other casualty, which as of the date hereof has not been restored;

           (viii) there are no disputes regarding boundary lines, location, encroachments or possession of any portions of the Mortgaged Property and, to the best knowledge of Mortgagor after due and diligent inquiry, no state of facts exists which could give rise to any such claim;

           (ix) all liquid and solid waste disposal, septic and sewer systems located on the Premises are in a good and safe condition and repair and in compliance with all Requirements of Law, except to the extent that such noncompliance, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

           (x) no portion of the Premises is located in an area identified by the Federal Emergency Management Agency or any successor thereto as an area having special flood hazards pursuant to the Flood Insurance Acts or, if any portion of the Premises is located within such area, the Mortgagor has obtained the insurance prescribed in Article VIII hereof;
                                          ------------

           (xi) the Premises are assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a portion of such lot or lots, and no other land or improvements is assessed and taxed together with the Premises or any portion thereof; and

           (xii) there are no options or rights of first refusal to purchase or acquire all or any portion of the Mortgaged Property.

             SECTION 3.4  Subleases.   The Mortgagor represents and warrants
                          ---------
     that:

             (i) the Subleases identified in the Real Property Officers' Certificate are the only Subleases in existence on the date hereof with respect to the Premises;

           (ii) true copies of such Subleases have been previously delivered to the Mortgagee and there are no agreements with any Tenant under such Subleases other than those agreements expressly set forth therein;

           (iii) the Mortgagor is the sole owner of all of the Mortgagor's Interest in such Subleases;

           (iv) each of such Subleases is in full force and effect, constitutes a legal, valid and binding obligation of the Mortgagor and the applicable Tenant thereunder, and is enforceable against the Mortgagor and such Tenant in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or other similar laws of general application affecting the enforcement of creditor's rights;

           (v) there is no default by Mortgagor or, to the best of Mortgagor's knowledge, by any Tenant, under any of such Subleases and there is existing no condition which with the giving of notice or passage of time or both would cause a default thereunder;

           (vi)   all Rents due under such Subleases have been paid in full;

           (vii) none of the Rents reserved under such Subleases have been assigned or otherwise pledged or hypothecated except in favor of the Mortgagee pursuant to the provisions hereof;

           (viii) none of the Rents (other than any security deposit collected in accordance with the provisions of the applicable Sublease) have been collected for more than one (1) month in advance;

           (ix) there exists no offsets or defenses to the payment of any portion of the Rents and the Mortgagor owes no monetary obligation to any Tenant under any such Sublease;

           (x) the Mortgagor has received no notice from any Tenant challenging the validity or enforceability of any such Sublease;

           (xi) no such Sublease contains any option to purchase, right of first refusal to purchase, right of first refusal to relet, or any other similar provision; and

           (xii) each such Sublease is subordinate to this Mortgage either pursuant to its terms or pursuant to a recordable Subordination Agreement.

              SECTION 3.5  Insurance.  The Mortgagor represents and warrants
                           ---------
that (i) the Premises and the use, occupancy and operation thereof comply in all material respects with all Insurance Requirements and, to the best knowledge of the Mortgagor after due and diligent inquiry, there exists no default under any Insurance Requirement which could reasonably be expected to have a Material Adverse Effect, (ii) all premiums due and payable with respect to the Insurance Policies have been paid and (iii) all Insurance Policies are in full force and effect and the Mortgagor has not received notice of violation or cancellation thereof.

          SECTION 3.6  Charges.  The Mortgagor represents and warrants that
                       -------
all Charges imposed upon or assessed against the Mortgaged Property have been paid and discharged except to the extent such Charges constitute a Lien not yet due and payable.

          SECTION 3.7  Environmental.  Except as set forth in Schedule 3.17 to
                       -------------                            -------------
the Credit Agreement, the Mortgagor represents and warrants that:

          (i) it has obtained all Permits which are necessary with respect to the ownership and operation of its business and the Mortgaged Property under any and all applicable Environmental Laws and is in compliance with all terms and conditions thereof, except to the extent that such noncompliance or failure to obtain any necessary permits, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

          (ii) it is in compliance with any and all applicable Environmental Laws including, without limitation, all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws, except to the extent that such noncompliance, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect;

          (iii) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice of demand letter pending or threatened against it or any Affiliate under the Environmental Laws which could result in a fine, penalty or other cost or expense which, in the aggregate, could reasonably be expected to result in a Material Adverse Effect; and

          (iv) there are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance with the Environmental Laws, or which could reasonably be expected to give rise to any common law or legal liability including, without limitation, liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other Environmental Law or related common law theory or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing or notice of violation, study or investigation, based on or related to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Materials which could reasonably be expected to result in a fine, penalty or other cost or expense, which, in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.8  No Conflicts, Consents, etc.  Neither the execution and
                       ---------------------------
delivery hereof by the Mortgagor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violates the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which the Mortgagor is a party, or by which it may be bound or to which any of its properties or assets may be subject, which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (ii) conflicts with any Requirement of Law applicable to the Mortgagor or its property or (iii) results in or requires the creation or imposition of any Lien (other than the Lien contemplated hereby) upon or with respect to any of the Mortgaged Property. No consent of any party (including, without limitation, equityholders or creditors of the Mortgagor) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for (i) the granting of a mortgage Lien on and security interest in the Mortgaged Property by the Mortgagor granted by it pursuant to this Mortgage or for the execution, delivery or performance hereof by the Mortgagor except as set forth in the Real Property Officers' Certificate, except for applicable recording and filing requirements, or (ii) the exercise by the Mortgagee of the remedies in respect of the Mortgaged Property pursuant to this Mortgage.

                                  ARTICLE IV

                         CERTAIN COVENANTS OF MORTGAGOR

          SECTION 4.1  Payment.  The Mortgagor shall pay as and when the same
                       -------
shall become due, whether at its stated maturity, by acceleration or otherwise, each and every amount payable by the Mortgagor under the Loan Documents and any Interest Rate Protection Agreements.

          SECTION 4.2  Preservation of Corporate Existence.  The Mortgagor
                       -----------------------------------
shall:

          (i) preserve and maintain in full force and effect its existence and good standing under the laws of the jurisdiction of its organization;

          (ii) preserve and maintain in full force and effect its qualification to transact business and good standing in the state in which the Mortgaged Property is located; and

          (iii) preserve and maintain in full force and effect all consents, authorizations and approvals necessary or required of any Governmental Authority or any other Person relating to the execution, delivery and performance hereof.

          SECTION 4.3  Title.  The Mortgagor shall:
                       -----

           (i) (A) keep in effect all rights and appurtenances to or that constitute a part of the Mortgaged Property and (B) protect, preserve and defend its interest in the Mortgaged Property and title thereto;

           (ii) (A) comply with each of the terms, conditions and provisions of any obligation of the Mortgagor which is secured by the Mortgaged Property or the noncompliance with which may result in the imposition of a Lien on the Mortgaged Property, (B) forever warrant and defend to the Mortgagee the Lien and security interests created and evidenced hereby and the validity and priority hereof in any action or proceeding against the claims of any and all Persons whomsoever affecting or purporting to affect the Mortgaged Property or any of the rights of the Mortgagee hereunder and
     (C) maintain a valid and enforceable first priority Lien on the Mortgaged Property and, to the extent any of the Mortgaged Property shall consist of Fixtures, a first priority security interest in the Mortgaged Property, which first priority Lien and security interest shall be subject only to Permitted Collateral Liens; and

          (iii) immediately upon obtaining knowledge of the pendency of any proceedings for the eviction of the Mortgagor from the Mortgaged Property or any part thereof by paramount title or otherwise questioning the Mortgagor's right, title and interest in, to and under the Mortgaged Property as warranted in this Mortgage, or of any condition that could give rise to any such proceedings, notify the Mortgagee thereof. The Mortgagee may participate in such proceedings and the Mortgagor will deliver or cause to be delivered to the Mortgagee all instruments requested by the Mortgagee to permit such participation. In any such proceedings, the Mortgagee may be represented by counsel selected by Mortgagor reasonably satisfactory to the Mortgagee at the expense of the Mortgagor. If, upon the resolution of such proceedings, the Mortgagor shall suffer a loss of the Mortgaged Property or any part thereof or interest therein and title insurance proceeds shall be payable in connection therewith, such proceeds are hereby assigned to and shall be paid to the Mortgagee to be applied as Net Cash Proceeds to the payment of the Secured Obligations in accordance with the provisions of Section [2.13(g)] of the Credit Agreement.
                   -----------------

          SECTION 4.4  Maintenance and Use of Mortgaged Property; Alterations.
                       ------------------------------------------------------

          (i)    Maintenance.  The Mortgagor shall cause the representations and
                 -----------
warranties set forth in Section 3.3 hereof to continue to be true in each and
                        -----------
every respect and shall pay or cause to be paid when due all Charges, costs and expenses relating thereto.

          (ii)   Maintenance of Premises.  The Mortgagor shall not commit or
                 -----------------------
suffer any waste on the Premises. The Mortgagor shall, at all times, maintain the Premises in good, safe and insurable operating order, condition and repair, reasonable wear and tear excepted, and shall as quickly as practicable make or cause to be made all repairs, structural or nonstructural, which are necessary or appropriate in the conduct of the Mortgagor's business. The Mortgagor shall
(A) not, except as permitted in Section 4.4(iii) hereof, alter the occupancy or
                                ----------------
use of all or any portion of the Premises without the prior written consent of the Mortgagee and (B) take all other actions which from the character or use of the Premises may be necessary or appropriate to maintain and preserve its value. Except to the extent permitted pursuant to the provisions of Section 4.4(iii)
                                                             ----------------
hereof, the Mortgagor shall not remove, demolish or alter the design or structural character of any Improvement now or hereafter erected upon all or any portion of the Premises, or permit any such removal, demolition or alteration, without the prior written consent of the Mortgagee.

          (iii)  Alterations.  The Mortgagor shall not, without the prior
                 -----------
written consent of the Mortgagee (which consent shall not be unreasonably withheld) and the consent of Lessor, if any, as may be required under the Mortgaged Lease, make any Alteration to the Premises that, in each instance, costs more to effect than $250,000 or which, during any calendar year, in the aggregate, cost more than $1,000,000 to effect. No prior written consent of the Mortgagee shall be required for any Alteration to the Premises that, in each instance, costs less than $250,000 to effect or which, during any calendar year, in the aggregate, do not cost more than $1,000,000 to effect. Whether or not the making of any Alteration shall require the consent of the Mortgagee pursuant to the immediately preceding sentence, the Mortgagor shall (A) complete each Alteration promptly, in a good and workmanlike manner and in compliance with all applicable local laws, ordinances and requirements and (B) pay when due all claims for labor performed and materials furnished in connection with such Alteration, unless contested in accordance with the provisions of Article X
                                                                  ---------
hereof.

          (iv) Permits.  The Mortgagor shall maintain, or cause to be
               -------
maintained, in full force and effect all Permits contemplated by Section 3.3(i)
                                                                 --------------
hereof. Unless and to the extent contested by the Mortgagor in accordance with the provisions of Article X hereof, the Mortgagor shall comply with all
                  ---------
requirements set forth in the Permits and all Requirements of Law applicable to all or any portion of the Mortgaged Property or the condition, use or occupancy of all or any portion thereof or any recorded deed of restriction, declaration, covenant running with the land or otherwise, now or hereafter in force.

          (v)  Zoning.  The Mortgagor shall not initiate, join in, or consent to
               ------
any change in the zoning or any other permitted use classification of the Premises without the prior written consent of the Mortgagee.

          SECTION 4.5  Notices Regarding Certain Defaults.  The Mortgagor
                       ----------------------------------
shall, promptly upon receipt of any written notice regarding (i) any default by the Mortgagor relating to the Mortgaged Property or any portion thereof or (ii) the failure to discharge any of Mortgagor's obligations with respect to the Mortgaged Property or any portion thereof described herein, furnish a copy of such notice to the Mortgagee.

          SECTION 4.6  Access to Mortgaged Property, Books and Records; Other
                       ------------------------------------------------------
Information.  Upon reasonable prior notice and request to the Mortgagor, the
-----------
Mortgagee, its agents, accountants and attorneys shall have full and free access to visit and inspect, as applicable, during normal business hours and such other reasonable time as may be reasonably requested by the Mortgagee to all of the Mortgaged Property including, without limitation, all of the books, correspondence and records of the Mortgagor relating thereto. The Mortgagee and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Mortgagor agrees to render to the Mortgagee at the Mortgagor's cost and expense, such clerical and other assistance as may be requested by the Mortgagee with regard thereto. The Mortgagor shall, at any and all times, within a reasonable time after written request by the Mortgagee, furnish or cause to be furnished to the Mortgagee, in such manner and in such detail as may be reasonably requested by the Mortgagee, additional information with respect to the Mortgaged Property.

          SECTION 4.7  Limitation on Liens; Transfer Restrictions.  Except as
                       ------------------------------------------
permitted pursuant to the credit Agreement, the Mortgagor may not, without the prior written consent of the Mortgagee and the consent of Lessor, if any, as may be required under the Mortgaged Lease, further mortgage, encumber, hypothecate, sell, convey or assign all or any part of the Mortgaged Property or suffer or allow any of the foregoing to occur by operation of law or otherwise; provided,
                                                                      --------
however, that so long as no Event of Default shall have occurred and be
-------
continuing, the Mortgagor shall have the right, subject to any provision in the Mortgaged Lease, to suffer to exist the following Liens in respect of the Mortgaged Property: (i) Prior Liens (but not extensions, amendments, supplements or replacements of Prior Liens unless consented to by the Mortgagee), (ii) the Lien and security interest created by this Mortgage, (iii) Contested Liens, (iv) Liens of the kind and nature described in clause (f) of the definition of Permitted Liens and (v) Subleases to the extent permitted pursuant to the provisions of Article V hereof (the Liens described in clauses (i) through (v)
              ---------
of this sentence, collectively, "Permitted Collateral Liens").
                                 --------------------------

          SECTION 4.8  Environmental.
                       -------------

          (i)  Hazardous Materials.  The Mortgagor shall (A) comply with any and
               -------------------
all present and future Environmental Laws except where the failure to comply could not reasonably be expected to have a

Material Adverse Effect, (B) not release, store, treat, handle, generate, discharge or dispose of any Hazardous Materials on, under or from the Mortgaged Property in violation of (which violation could reasonably be expected to have a Material Adverse Effect) or in a manner that could result in any material liability under any present and future Environmental Law and (C) take all necessary steps to initiate and expeditiously complete all remedial, corrective and other action to eliminate any such effect, provided, however, that Mortgagor
                                               --------  -------
shall not be required to undertake any Remedial Action required by Environmental Laws to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP. In the event the Mortgagor fails to comply with the covenants in the preceding sentence, the Mortgagee may, in addition to any other remedies set forth herein, as agent for and at the Mortgagor's sole cost and expense, cause any necessary remediation, removal or response action relating to Hazardous Materials to be taken to achieve compliance with such covenants and the Mortgagor shall provide to the Mortgagee and its agents and employees access to the Mortgaged Property for such purpose. Any reasonable costs or expenses incurred by the Mortgagee for such purpose shall be immediately due and payable by the Mortgagor and shall bear interest at the Default Rate. The Mortgagee shall have the right to have an environmental report prepared as provided in Section 5.10 of the Credit
                                             ------------
Agreement. The Mortgagor shall indemnify and hold the Mortgagee and each Lender harmless from and against all loss, cost, damage or expense (including, without limitation, reasonable attorneys' and consultants' fees and disbursements and the allocated costs of staff counsel) that the Mortgagee or such Lender may sustain by reason of the assertion against the Mortgagee or such Lender by any party of any claim relating to such Hazardous Materials referred to in clause
(i)(B) of this Section 4.8 on, under or from the Mortgaged Property or actions
               -----------
taken with respect thereto as authorized hereunder. The foregoing indemnification shall survive repayment of all Secured Obligations and any release or assignment hereof; and

          (ii)  Asbestos.  The Mortgagor shall not install nor permit to be
                --------
installed in or removed from the Mortgaged Property, asbestos or any asbestos-containing material (collectively, "ACM") except in compliance with all
                                    ---
applicable Environmental Laws, and with respect to any ACM currently present in the Mortgaged Property, the Mortgagor shall promptly either (A) remove any ACM which such Environmental Laws require to be removed or (B) otherwise comply with such Environmental Laws with respect to such ACM, all at the Mortgagor's sole cost and expense. If the Mortgagor shall fail so to remove any ACM or otherwise comply with such laws or regulations, the Mortgagee may, in addition to any other remedies set forth herein, take reasonable or necessary steps to eliminate such ACM from the Mortgaged Property or otherwise comply with applicable law, regulations or orders and the Mortgagor shall provide to the Mortgagee and its agents and employees access to the Mortgaged Property for such purpose. Any reasonable costs or expenses incurred by the Mortgagee for such purpose shall be immediately due and payable by the Mortgagor and bear interest at the Default Rate. The Mortgagor shall indemnify and hold the Mortgagee and each Lender harmless from and against all loss, cost, damage and expense (including, without limitation, reasonable attorneys' and consultants' fees and disbursements and the allocated costs of staff counsel) that the Mortgagee or such Lender may sustain, by reason of the assertion against the Mortgagee or such Lender by any third party of a claim as a result of the presence of any ACM and any removal thereof to the extent required by applicable Environmental Laws or compliance with all applicable Environmental Laws. The foregoing indemnification shall survive repayment of all Secured Obligations and any release or assignment hereof.

          SECTION 4.9  Estoppel Certificates.  The Mortgagor shall, from time
                       ---------------------
to time, upon ten (10) Business Days' prior written request of the Mortgagee, execute, acknowledge and deliver to the

Mortgagee an Officers' Certificate stating that this Mortgage, the Credit Agreement, each Interest Rate Protection Agreement, and the other Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that this Mortgage, the Credit Agreement, such Interest Rate Protection Agreement or such other Loan Document, as applicable, is in full force and effect as modified and setting forth such modifications) and stating the date to which principal and interest have been paid on the Loans.


                                   ARTICLE V

                                   SUBLEASES

          SECTION 5.1  Mortgagor's Affirmative Covenants with Respect to
                       -------------------------------------------------
Subleases.  With respect to each Sublease, the Mortgagor shall:
---------

          (i) observe and perform all the obligations imposed upon the Landlord under such Subleases;

          (ii) promptly send copies to the Mortgagee of all notices of default which the Mortgagor shall send or receive thereunder; and

          (iii) enforce, in a commercially reasonable manner, all of the material terms, covenants and conditions contained in such Sublease upon the part of the Tenant thereunder to be observed or performed.

          SECTION 5.2  Mortgagor's Negative Covenants with Respect to Subleases.
                       --------------------------------------------------------
With respect to each Sublease, the Mortgagor shall not, without the prior written consent of the Mortgagee:

          (i) receive or collect, or permit the receipt or collection of, any Rent under such Sublease more than one (1) month in advance of the respective period in respect of which such Rent is to accrue, except:

               (A) in connection with the execution and delivery of such
                   Sublease (or of any amendment to such Sublease), Rent thereunder may be collected and received in advance in an amount not in excess of one (1) month's Rent;

               (B) the amount held by Landlord as a reasonable security deposit thereunder; and

               (C) any amount received and collected for escalation and other charges in accordance with the terms of such Sublease;

          (ii) assign, transfer or hypothecate (other than to the Mortgagee hereunder) any Rent under such Sublease whether then due or to accrue in the future or the interest of the Mortgagor as Landlord under such Sublease;

          (iii) enter into any amendment or modification of such Sublease which would change the unexpired term thereof or decrease the amount of the Rents payable thereunder or impair the value or utility of the Mortgaged Property or the security provided by this Mortgage;

          (iv) terminate (whether by exercising any contractual right of the Mortgagor to recapture leased space or otherwise) or permit the termination of such Sublease or accept surrender of all or any portion of the space demised under such Sublease prior to the end of the term thereof or accept assignment of such Sublease to the Mortgagor unless:

                 (A) the Tenant under such Sublease has not paid the equivalent of two (2) months' Rent and the Mortgagor has made reasonable efforts to collect such Rent; or

                 (B) the Mortgagor shall deliver to the Mortgagee an Officers' Certificate to the effect that the Mortgagor has entered into a new Sublease (or Subleases) for the space covered by the terminated or assigned Sublease with a term (or terms) which expire(s) no earlier than the date on which the terminated or assigned Sublease was to expire (excluding renewal options), and with a Tenant(s) having a creditworthiness (as reasonably determined by the Mortgagor) sufficient to pay the Rent due under the new Sublease (or Subleases), and the tenant(s) shall have commenced paying rent, including all operating expenses and other amounts payable under the new Sublease (or Subleases) without any abatement or concession; or

                 (C) the Mortgagor or a subsidiary desires to use the space leased for its own purposes; or

          (v) waive, excuse, condone or in any manner discharge or release any Tenants of or from the obligations of such Tenants under their respective Subleases or guarantors of Tenants from obligations under any guarantees of the Subleases except as the same would be done by a Prudent Operator with due regard for the security afforded the Mortgagee thereby.

          SECTION 5.3  Additional Requirements with Respect to New Subleases.
                       -----------------------------------------------------
In addition to the requirements of Sections 5.1 and 5.2 hereof, the Mortgagor
                                   ------------     ---
shall not enter into any Sublease after the date hereof unless the Tenant under such Sublease has entered into a Subordination Agreement.

                                  ARTICLE VI

                 CONCERNING ASSIGNMENT OF SUBLEASES AND RENTS

          SECTION 6.1  License to the Mortgagor.  The Mortgagee hereby grants
                       ------------------------
to the Mortgagor a license to collect and apply the Rents and to enforce the obligations of Tenants under the Subleases. Immediately upon the occurrence and during the continuance of any Event of Default, the license granted in the immediately preceding sentence shall cease and terminate, with or without any notice, action or proceeding or the intervention of a receiver appointed by a court.

          SECTION 6.2  Collection of Rents by the Mortgagee.
                       ------------------------------------

          (i) Any Rents receivable by the Mortgagee hereunder, after payment of all proper costs and charges, shall be applied to the Secured Obligations. The Mortgagee shall be accountable to the Mortgagor only for Rents actually received by the Mortgagee. The collection of such Rents and the application thereof shall not cure or waive any Event of Default or waive, modify or affect notice of Event of Default or invalidate any act done pursuant to such notice.

          (ii) The Mortgagor hereby authorizes Tenant under each Sublease to rely upon and comply with any and all notices or demands from the Mortgagee for payment of Rents to the Mortgagee and the Mortgagor shall have no claim against Tenant for Rents paid by Tenant to the Mortgagee pursuant to such notice or demand.

          SECTION 6.3  No Release.  Neither this Mortgage nor any action or
                       ----------
inaction on the part of the Mortgagee shall release Tenant under any Sublease, any guarantor of any Sublease or the Mortgagor from any of their respective obligations under such Subleases or constitute an assumption of any such obligation on the part of the Mortgagee. No action or failure to act on the part of the Mortgagor shall adversely affect or limit the rights of the Mortgagee under this Mortgage or, through this Mortgage, under such Subleases. Nothing contained herein shall operate or be construed to (i) obligate the Mortgagee to perform any of the terms, covenants or conditions contained in any Sublease or otherwise to impose any obligation upon the Mortgagee with respect to such Sublease (including, without limitation, any obligation arising out of any covenant of quiet enjoyment contained in such Sublease in the event that Tenant under such Sublease shall have been joined as a party defendant in any action by which the estate of such Tenant shall be terminated) or (ii) place upon the Mortgagee any responsibility for the operation, control, care, management or repair of the Premises.

          SECTION 6.4  Irrevocable Interest.  All rights, powers and
                       --------------------
privileges of the Mortgagee herein set forth are coupled with an interest and are irrevocable, subject to the terms and conditions hereof, and the Mortgagor shall not take any action under the Subleases or otherwise which is inconsistent with this Mortgage or any of the terms hereof and any such action inconsistent herewith or therewith shall be void.

          SECTION 6.5  Amendment to Subleases.  Each Sublease, including,
                       ----------------------
without limitation, all amendments, modifications, supplements, replacements, extensions and renewals thereof, shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto.

                                  ARTICLE VII

                       TAXES AND CERTAIN STATUTORY LIENS

          SECTION 7.1  Payment of Charges.  Unless and to the extent contested
                       ------------------
by the Mortgagor in accordance with the provisions of Article IX hereof, the
                                                      ----------
Mortgagor shall pay and discharge, or cause to be paid and discharged, from time to time when the same shall become due and payable by Mortgagor, to the extent such payment and discharge shall be due from Mortgagor pursuant to terms of the

Mortgaged Lease, all Charges. The Mortgagor shall, upon the Mortgagee's request, deliver to the Mortgagee receipts evidencing the payment of all such Charges.

          SECTION 7.2  Escrow of Taxes.  From and after the occurrence of an
                       ---------------
Event of Default, at the option and upon the request of the Mortgagee, the Mortgagor shall deposit with the Mortgagee in an account maintained by the Mortgagee (the "Tax Escrow Fund"), on the first day of each month, an amount
                ---------------
estimated by the Mortgagee to be equal to one-twelfth of the annual real property taxes and other annual Charges required to be discharged by the Mortgagor under Section 7.1 hereof. Such amounts shall be held by the Mortgagee
                -----------
without interest to the Mortgagor and applied to the payment of the obligations in respect of which such amounts were deposited, in such priority as the Mortgagee shall determine, on or before the respective dates on which such obligations or any part thereof would become delinquent. Nothing contained in this Article VII shall (i) affect any right or remedy of the Mortgagee under any
     -----------
provision hereof or of any statute or rule of law to pay any such amount as provided above from its own funds and to add the amount so paid, together with interest at the Default Rate during such time that any amount remains outstanding, to the Secured Obligations or (ii) relieve the Mortgagor of its obligations to make or provide for the payment of the annual real property taxes and other annual Charges required to be discharged by the Mortgagor under
Section 7.1 hereof.  During the continuance of any Event of Default, the
-----------
Mortgagee may, at its option, apply all or any part of the sums held pursuant to this Section 7.2 to payment and performance of the Secured Obligations. The
     -----------
Mortgagor shall redeposit with the Mortgagee an amount equal to all amounts so applied as a condition to the cure, if any, of such Event of Default in addition to fulfillment of any other required conditions notwithstanding the foregoing provisions of this subsection 7.2, no deposit with Mortgagee in respect of any item contemplated by this subsection 7.2 shall be required if and for so long as deposits in respect of such item are made by Mortgagor to Lessor under the Mortgaged Lease.

          SECTION 7.3  Certain Statutory Liens.  Unless and to the extent
                       -----------------------
contested by the Mortgagor in accordance with the provisions of Article IX
                                                                ----------
hereof, the Mortgagor shall timely pay, or cause to be paid, all lawful claims and demands of mechanics, materialmen, laborers, government agencies administering worker's compensation insurance, old age pensions and social security benefits and all other claims, judgments, demands or amounts of any nature which, if unpaid, might result in, or permit the creation of, a Lien on the Mortgaged Property or any part thereof, or which might result in forfeiture of all or any part of the Mortgaged Property.

          SECTION 7.4  Stamp and Other Taxes.  Unless and to the extent
                       ---------------------
contested by the Mortgagor in accordance with the provisions of Article IX
                                                                ----------
hereof, the Mortgagor shall pay any United States documentary stamp taxes, with interest and fines and penalties, and any mortgage recording taxes, with interest and fines and penalties, that may hereafter be levied, imposed or assessed under or upon or by reason hereof or the Secured Obligations or any instrument or transaction affecting or relating to either thereof and in default thereof the Mortgagee may advance the same and the amount so advanced shall be payable by the Mortgagor to the Mortgagee in accordance with the provisions of
Section 14.5 hereof.
------------

          SECTION 7.5  Certain Tax Law Changes.  In the event of the passage
                       -----------------------
after the date hereof of any law deducting from the value of real property, for the purpose of taxation, amounts in respect of any Lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any Charges, and imposing any Charges, either directly or indirectly, on this Mortgage, any Interest Rate Protection Agreement or any other Loan Document, the Mortgagor shall promptly pay to the Mortgagee such amount or amounts as may be necessary from time to time to pay any such Charges.

          SECTION 7.6  Proceeds of Tax Claim.  In the event that the proceeds
                       ---------------------
of any tax claim are paid after the Mortgagee has exercised its right to foreclose the Lien hereof, such proceeds shall be paid to the Mortgagee to satisfy any deficiency remaining after such foreclosure. The Mortgagee shall retain its interest in the proceeds of any tax claim during any redemption period. The amount of any such proceeds in excess of any deficiency claim of the Mortgagee shall in a reasonably prompt manner be released to the Mortgagor.

                                 ARTICLE VIII

                                   INSURANCE

          SECTION 8.1  Required Insurance Policies and Coverages.  The
                       -----------------------------------------
Mortgagor shall comply with all provisions, representations, warranties, conditions and covenants of the Mortgaged Lease pertaining to insurance. Mortgagor shall maintain in full force and effect the greater of the following insurance coverages or the insurance coverages required pursuant to the terms of the Mortgaged Lease in respect of the Premises; provided, however, that to the
                                                --------  -------
extent that the terms of this Mortgage and the Mortgaged Lease require identical coverage, Mortgagor need only maintain one policy or group of policies providing such coverage in respect of the Premises:

          (i) Physical hazard insurance on an "all risk" basis covering, without limitation, hazards commonly covered by fire and extended coverage, lightning, windstorm, civil commotion, hail, riot, strike, water damage, sprinkler leakage, collapse and malicious mischief, in an amount equal to the Full Replacement Cost of the Improvements, with policy limits and deductibles in such amounts as the Mortgagee may from time to time require and, if the Mortgagee shall not have imposed any such requirements, as would be maintained by a Prudent Operator;

          (ii) Commercial general liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Premises and any other adjoining streets, sidewalks and passageways, and covering any and all claims, including, without limitation, all legal liability to the extent insurable imposed upon the Mortgagee and all court costs and attorneys' fees, arising out of or connected with the possession, use, leasing, operation or condition of the Premises with policy limits and deductibles in such amounts as the Mortgagee may from time to time require and, if the Mortgagee shall not have imposed such requirements, in such amounts as would be maintained by a Prudent Operator;

          (iii) Explosion insurance in respect of any boilers, machinery and similar apparatus located on or comprising the Premises, with policy limits and deductibles in such amounts as the Mortgagee may from time to time require, and, if the Mortgagee shall not have imposed any such requirements, in such amounts as would be maintained by a Prudent Operator;

          (iv) Business interruption insurance and/or loss of "rental value" insurance covering one (1) year of loss, the term "rental value" to mean the sum of (x) the total estimated gross rental in-come from tenant occupancy of the Improvements as furnished and equipped under Subleases and (y) the total amount of all other charges which are the legal obligation of the Tenants of the Premises under Subleases;

          (v) If the Premises are located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, each as amended, or any successor laws, flood insurance with policy limits and deductibles in such amounts as the Mortgagee may from time to time reasonably require and, if the Mortgagee shall not have imposed any such requirements, in such amounts as would be maintained by a Prudent Operator;

          (vi) Worker's compensation insurance as required by the laws of the state where the Premises are located to protect the Mortgagor and the Mortgagee against claims for injuries sustained in the course of employment at the Premises; and

          (vii) such other insurance, against risks and with such policy limits and deductibles in such amounts as the Mortgagee may from time to time reasonably require, and, if no such requirements shall have been imposed, in such amounts as would be maintained by a Prudent Operator.

          SECTION 8.2  Required Form of Insurance Policies.  Each Insurance
                       -----------------------------------
Policy described in Section 8.1 hereof shall provide that:
                    -----------

          (i) it may not be modified, reduced, cancelled or otherwise terminated without at least thirty (30) days' prior written notice to the Mortgagee;

          (ii) the Mortgagee is permitted to pay any premium therefor within thirty (30) days after receipt of any notice stating that such premium has not been paid when due;

          (iii) all losses thereunder shall be payable notwithstanding any act or negligence of the Mortgagor or its agents or employees which otherwise might have resulted in a forfeiture of all or a part of such insurance payments;

          (iv) to the extent such Insurance Policy constitutes Property Insurance, all losses payable thereunder shall be payable to the Mortgagee, as loss payee, pursuant to a standard non-contributory New York mortgagee endorsement and shall be in an amount, at least sufficient to prevent coinsurance liability; and

          (v) with respect to Liability Insurance, the Mortgagee shall be named as an additional insured in addition to any additional insureds required to be named under the Mortgaged Lease.

          SECTION 8.3  Settlements.  Settlement or adjustment of any claim
                       -----------
under any of the Insurance Policies, if such claim involves any loss in excess of $1,000,000 (in the reasonable judgment of the Mortgagee), shall require the prior written approval of the Mortgagee, and the Mortgagor shall cause each such policy to contain a provision to such effect. The Mortgagor shall be permitted to settle or adjust any claim under any of the Insurance Policies, if such claim involves any loss less than or equal to $1,000,000 (in the reasonable judgment of the Mortgagee).

          SECTION 8.4  Renewals.  At least ten (10) days prior to the
                       --------
expiration of any Insurance Policy, the Mortgagor shall deliver to the Mortgagee an Insurance Policy or Policies renewing or extending such expiring Insurance Policy or Policies renewal or extension Insurance Certificates or other reasonable evidence of renewal or extension providing that the Insurance Policies are in full force and effect.

          SECTION 8.5  Additional Insurance.  The Mortgagor shall not purchase
                       --------------------
separate insurance policies concurrent in form or contributing in the event of loss with those Insurance Policies required to be maintained under this Article
                                                                        -------
VIII unless the Mortgagee is included thereon as an additional insured in
----
addition to any additional insureds required to be named under the Mortgaged Lease and, if applicable, with loss payable to the Mortgagee under an endorsement containing the provisions described in Section 8.2 hereof. The
                                                   -----------
Mortgagor shall immediately notify the Mortgagee whenever any such separate insurance policy is obtained and shall promptly deliver to the Mortgagee the Insurance Policy or Insurance Certificate evidencing such insurance.

          SECTION 8.6  Blanket Coverage.  The Mortgagor may maintain the
                       ----------------
coverages required by Section 8.1 hereof under blanket policies covering the
                      -----------
Premises and other locations owned or operated by the Mortgagor or an Affiliate of the Mortgagor if the terms of such blanket policies otherwise comply with the provisions of Section 8.1 hereof and contain specific coverage allocations in
              -----------
respect of the Premises complying with the provisions of Section 8.1 hereof.
                                                         -----------

          SECTION 8.7  Delivery After Foreclosure.  In the event that the
                       --------------------------
proceeds of any insurance claim are paid after the Mortgagee has exercised its right to foreclose the Lien hereof, such proceeds shall be paid to the Mortgagee to satisfy any deficiency remaining after such foreclosure. Mortgagee shall retain its interest in the Insurance Policies required to be maintained pursuant to this Mortgage during any redemption period.


                                   ARTICLE IX

                             CONTESTING OF PAYMENTS

          SECTION 9.1  Contesting of Taxes and Certain Statutory Liens.  The
                       -----------------------------------------------
Mortgagor may at its own expense contest the validity, amount or applicability of any Charges by appropriate legal or administrative proceedings, prosecution of which operates to prevent the collection or enforcement thereof and the sale or forfeiture of the Mortgaged Property or any part thereof to satisfy such obligations; provided, however, that (i) any such contest shall be conducted in
             --------  -------
good faith by appropriate proceedings instituted with reasonable promptness and diligently conducted and (ii) in connection with such contest, the Mortgagor shall have (A) made provision for the payment of such contested Charge on the Mortgagor's books if and to the extent required by GAAP, or (B) at the option and upon the request of the Mortgagee, or the Lessor if so required by the Mortgaged lease, have deposited with the Mortgagee a sum sufficient to pay and discharge such Charge and the Mortgagee's estimate of all interest and penalties related thereto, properly bonded such amount or obtained a stay of enforcement of any such Lien pending the final determination of such proceeding and (C) in the case of any contested judgment, delivered to the Mortgagee an instrument in which an insurance carrier acceptable to the Mortgagee shall have agreed in writing that full insurance coverage (subject to a customary deductible) exists in respect of such contested judgment. Notwithstanding the foregoing provisions of this Section 9.1, (i) no contest of any such obligations
                             -----------
may be pursued by the Mortgagor if such contest would expose the Mortgagee or any Lender to (A) any possible criminal liability or (B) unless the Mortgagor shall have furnished a bond or other security therefor reasonably satisfactory to the Mortgagee or such Lender, as the case may be, any additional civil liability for failure to comply with such obligations and (ii) if at any time payment or performance of any obligation contested by the Mortgagor pursuant to this Section 9.1 shall become necessary to prevent the imposition of remedies
     -----------
because of non-payment, or to prevent the occurrence of a default (or a condition which, with the giving of notice or lapse of time or both, may become a default) under the Mortgaged Lease, the Mortgagor shall pay or perform the same in sufficient time to prevent the imposition of remedies in respect of such default or prospective default.

          SECTION 9.2  Contesting of Insurance.  The Mortgagor shall not take
                       -----------------------
any action that could be the basis for termination, revocation or denial of any insurance coverage required to be maintained under this Mortgage or that could be the basis for a defense to any claim under any Insurance Policy maintained in respect of the Premises and the Mortgagor shall otherwise comply in all respects with all Insurance Requirements in respect of the Premises; provided, however,
                                                            --------  -------
that the Mortgagor may, at its own expense and after written notice to the Mortgagee, (i) contest the applicability or enforceability of any such Insurance Requirements by appropriate legal proceedings, prosecution of which does not constitute a basis for cancellation or revocation of any insurance coverage required under Article VIII hereof or (ii) cause the Insurance Policy containing
               ------------
any such Insurance Requirement to be replaced by a new policy complying with the provisions of Article VIII hereof.
              ------------

                                   ARTICLE X

                   DESTRUCTION, CONDEMNATION AND RESTORATION

          SECTION 10.1  Destruction.  If there shall occur any Destruction,
                        -----------
other than a Destruction for a de minimis amount (which, for the purposes of this Section 10.1 shall mean any Destruction for an amount less than or equal to
     ------------
$25,000), the Mortgagor shall, in addition to any notices required under the Mortgaged Lease, promptly send to the Mortgagee a written notice setting forth the nature and extent of such Destruction. The proceeds of any insurance payable in respect of such Destruction are hereby assigned, subject to the provisions of and to the greatest extent permitted by the Mortgaged Lease, and shall be paid to the Mortgagee and deposited in the Collateral Account. All such proceeds, together with any interest earned thereon, less the amount of any reasonable third-party expenses incurred in litigating, arbitrating, compromising or settling any claim arising out of such Destruction (the "Net
                                                                         ---
Insurance Proceeds"), shall be applied in accordance with the provisions of
------------------
Sections 10.3, 10.4 and 10.5 hereof.
-------------  ----     ----

          SECTION 10.2  Condemnation.  If there shall occur any Taking or the
                        ------------
commencement of any proceeding thereof, the Mortgagor shall, in addition to any notices required under the Mortgaged Lease, immediately notify the Mortgagee upon receiving notice of such Taking or commencement of proceedings therefor. The Mortgagee may, at its option, participate in any proceedings or negotiations which might result in any Taking, and the Mortgagor shall deliver or cause to be delivered to the Mortgagee all instruments requested by it to permit such participation. The Mortgagee may be represented by counsel satisfactory to it at the expense of the Mortgagor in connection with any such participation. The Mortgagor shall pay all fees, costs and expenses incurred by the Mortgagee in connection with any Taking and in seeking and obtaining any award or payment on account thereof. Any proceeds, award or payment in respect of any Taking are hereby assigned and, subject to the provisions of and to the greatest extent permitted by the Mortgaged Lease, shall be paid to the Mortgagee. The Mortgagor shall take all steps necessary to notify the condemning authority of such assignment. Such proceeds, award or payment, together with any interest earned thereon, less the amount of any reasonable third-party expenses incurred in litigating, arbitrating, compromising or settling any claim arising out of such Taking (the "Net Condemnation Award"), shall be applied in
                         ----------------------
accordance with the provisions of Sections 10.3, 10.4 and 10.5 hereof.
                                  -------------  ----     ----

          SECTION 10.3  Restoration.  So long as no Event of Default shall
                        -----------
have occurred and be continuing, in the event there shall be a Net Condemnation Award or Net Insurance Proceeds in an amount less than $1,000,000, the Mortgagor shall have the right, at the Mortgagor's option, but subject nevertheless to the rights of the Lessor under the Mortgaged Lease, to apply such Net Condemnation Award or Net Insurance Proceeds to the payment of the Secured Obligations in accordance with the provisions of Section 2.13(f) of the Credit Agreement or to
                                  ---------------
perform a restoration (each, a "Restoration") of the Premises.  In the event the
                                -----------
Mortgagor is permitted by the terms of the Mortgaged Lease to perform a Restoration and elects to perform a Restoration or in the event that a Mortgaged Lease requires Mortgagor to perform a Restoration pursuant to the immediately preceding sentence, the Mortgagor shall within thirty (30) days after the date that the Mortgagor receives notice of collection by the Lessor or the Mortgagee, as the case may be, of the applicable Net Insurance Proceeds or Net Condemnation Award, as the case may be, deliver to the Mortgagee (i) a written notice of such election and (ii) an Officers' Certificate stating that (A) the Net Insurance Proceeds or Net Condemnation Award, as the case may be, shall be utilized to perform a Restoration in the manner contemplated by this Section 10.3 and (B) no
                                                         ------------
Event of Default has occurred and is continuing (the items described in clauses
(i) and (ii) of this sentence, collectively, the "Restoration Election Notice").
                                                  ---------------------------
In the event the Mortgagee does not receive a Restoration Election Notice within such 30-day period, the Mortgagee may apply any such Net Insurance Proceeds or Net Condemnation Award held by the Mortgagee to the payment of the Secured Obligations in accordance with the provisions of Section 2.13(f) of the Credit
                                                 ---------------
Agreement or, at the option of the Mortgagee, may continue to hold such Net Insurance Proceeds or Net Condemnation Award in the Collateral Account as additional collateral to secure the performance by the Mortgagor of the Secured Obligations. In the event the Mortgagor elects to perform any Restoration contemplated by this Section 10.3, the Mortgagee shall release such Net
                     ------------
Condemnation Award or Net Insurance Proceeds to the Mortgagor as soon as practicable following receipt of a Restoration Election Notice in accordance with the provisions of Section 8.2(ii) of the Security Agreement. The Mortgagor
                       ---------------
shall, within fifteen (15) days following the date of its receipt of any proceeds in respect of a Destruction or Taking, as the case may be, commence and diligently continue to perform the Restoration of that portion or portions of the Improvements subject to such Destruction or affected by such Taking so that, upon the completion of the Restoration, the Premises will be in the same condition and shall be of at least equal value and utility for its intended purposes as the Premises was immediately prior to such Destruction or Taking. The Mortgagor shall so complete such Restoration with its own funds to the extent that the amount of any Net Condemnation Award or Net Insurance Proceeds is insufficient for such purpose.

          SECTION 10.4  Major Restoration.  In the event there shall be a Net
                        -----------------
Condemnation Award or Net Insurance Proceeds in an amount equal to or greater than $1,000,000, the Mortgagee shall have the option to apply such Net Condemnation Award or Net Insurance Proceeds, as the case may be, to the payment of the Secured Obligations in accordance with the provisions of Section 2.13(f)
                                                                ---------------
of the Credit Agreement or to require a Restoration of the Premises. In the event a Restoration is to be performed under this Section 10.4, the Mortgagee shall not release any part of the Net
     ------------
Condemnation Award or Net Insurance Proceeds except in accordance with the provisions of Section 10.5 hereof, and the Mortgagor shall, prior to commencing
              ------------
any work to effect a Restoration of the Premises, promptly (but in no event later than ninety (90) days following any Destruction or Taking) furnish to the
Mortgagee:

          (i)    complete plans and specifications (the "Plans and
                                                       ---------
     Specifications") for the Restoration;
     --------------

          (ii) the written consent of Lessor to the Restoration to the extent such consent is required by the terms of the Mortgaged Lease;

          (iii)  a certificate (an "Architect's Certificate") of an
                                     -----------------------
     independent, reputable architect or engineer acceptable to the Mortgagee and licensed in the state where the Premises are located (A) listing all permits and approvals required by law in connection with the Restoration,
     (B) stating that all permits and approvals required by law to commence work in connection with the Restoration have been obtained, (C) stating that the Plans and Specifications have been reviewed and approved by the signatory thereto, (D) stating such signatory's estimate (an "Estimate") of the costs
                                                         --------
     of completing the Restoration and (E) stating that upon completion of such Restoration in accordance with the Plans and Specifications, the value and utility of the Premises will be approximately equal to or greater than the value and utility thereof immediately prior to the Destruction or Taking relating to such Restoration; and

          (iv) if the Estimate exceeds the Net Insurance Proceeds or Net Condemnation Award, as the case may be, a surety bond for, guarantee of, or irrevocable letter of credit (a "Restoration Letter of Credit") or other
                                      ----------------------------
     irrevocable and unconditional commitment to provide funds (each, a

     "Restoration Commitment") for the payment of the excess cost of such
      ----------------------
     Restoration, payable to or in favor of the Mortgagee, as Collateral Agent, which bond, guaranty, Restoration Letter of Credit or Restoration Commitment (A) shall be signed by a surety or sureties or guarantor(s), as the case may be, acceptable to the Mortgagee and, in the case of a Restoration Letter of Credit or Restoration Commitment, shall be provided by a Lender or other financial institution having capital and surplus in excess of $500 million as shown in its most recent available statement of financial condition and (B) shall be in an amount not less than the excess of the amount of the Estimate over the amount of the Net Condemnation Award or Net Insurance Proceeds, as the case may be, then held by the Mortgagee for application toward the cost of such Restoration.

          The Mortgagee shall have the right to review and approve the Plans and Specifications, which approval shall not be unreasonably withheld, conditioned or delayed. Promptly upon any approval of the Plans and Specifications by the Mortgagee, the Mortgagor shall commence and diligently continue to perform the Restoration in accordance with such approved Plans and Specifications. The Mortgagor shall so complete such Restoration with its own funds to the extent that the amount of any Net Condemnation Award or Net Insurance Proceeds is insufficient for such purpose.

          SECTION 10.5  Restoration Advances Following Destruction or Taking of
                        -------------------------------------------------------
Mortgaged Property.  In the event the Mortgagor shall be required or permitted
------------------
to perform a Restoration of the Premises as provided in Section 10.4 hereof, the
                                                        ------------
Mortgagee shall apply any Net Insurance Proceeds or the Net Condemnation Award held by the Mortgagee on account of the applicable Destruction or Taking to the payment of the cost of performing such Restoration and shall pay portions of the same, from time to time, to the Mortgagor or, at the Mortgagee's option, exercised from time to time, directly to the contractors, subcontractors, materialmen, laborers, engineers, architects, and other Persons rendering services or material for such Restoration, subject to the following conditions:

           (i) Each request for payment shall be made on at least ten (10) days' prior notice to the Mortgagee and shall be accompanied by an Architect's Certificate stating (A) that all the Restoration work then completed has been done in compliance with the Plans and Specifications, as approved by the Mortgagee, and in accordance with all provisions of law,
     (B) the sums requested are required to reimburse the Mortgagor for payments by the Mortgagor to, or are due to, the contractors, subcontractors, materialmen, laborers, engineers, architects, or other persons rendering services or materials for the Restoration, and that, when added to the sums, if any, previously paid out by the Mortgagee, such sums do not exceed the cost of the Restoration to the date of such Architect's Certificate,
     (C) whether or not the Estimate continues to be accurate, and if not, what the entire cost of such Restoration is then estimated to be and (D) that the amount of the Net Insurance Proceeds or Net Condemnation Award, as the case may be, remaining after giving effect to such payment will be sufficient on completion of the Restoration to pay for the same in full (including, in detail, an estimate by trade of the remaining costs of completion);

           (ii) Each request for payment shall be accompanied by an opinion of counsel to the Mortgagor (which counsel shall be independent and acceptable to the Mortgagee), or a title insurance policy, binder or endorsement in form and substance satisfactory to the Mortgagee confirming that (A) all Liens (other than Permitted Collateral Liens) covering that part of the Restoration previously paid for, if any, have been waived and (B) there has not been filed with respect to all or any portion of the Premises any Lien (other than Permitted Collateral Liens); and

           (iii) The final request for any payment after the Restoration has been completed shall be accompanied by an Architect's Certificate listing all Permits necessary to comply with all Requirements of Law in connection with or as a result of such Restoration and stating that all of the same have been obtained.

          In the event that there shall be any surplus after application of the Net Condemnation Award or the Net Insurance Proceeds to Restoration of the Improvements, such surplus shall be applied as Net Cash Proceeds in accordance with Section 2.13(f) of the Credit Agreement or, at the option of the Mortgagee,
     ---------------
shall be held by the Mortgagee in the Collateral Account as additional collateral to secure the performance by the Mortgagor of the Secured Obligations.

                                  ARTICLE XI

                        EVENTS OF DEFAULT AND REMEDIES

          SECTION 11.1  Events of Default.  It shall be an Event of Default
                        -----------------
hereunder if there shall have occurred and be continuing an Event of Default under the Credit Agreement.

          SECTION 11.2  Remedies in Case of an Event of Default.  If any Event
                        ---------------------------------------
of Default shall have occurred and be continuing, the Mortgagee may at its option, in addition to any other action permitted under this Mortgage or the Credit Agreement or by law, statute or in equity, take one or more of the following actions to the greatest extent permitted by local law:

          (i) by written notice to the Mortgagor, declare the entire unpaid amount of the Secured Obligations to be due and payable immediately;

          (ii) personally, or by its agents or attorneys, (A) give notice of such Event of Default to Lessor, (B) to the extent permitted by the Mortgaged Lease, act in all respects as lessee in respect of the Mortgaged Lease and perform, on behalf of and for the account of Mortgagor, any of the obligations of lessee thereunder, (C) enter into and upon and take possession of all or any part of the Premises together with the books, records and accounts of the Mortgagor relating thereto and, exclude the Mortgagor, its agents and servants wholly therefrom, (D) use, operate, manage and control the Premises and conduct the business thereof, (E) maintain and restore the Premises, (F) make all necessary or proper repairs, renewals and replacements and such useful Alterations thereto and thereon as the Mortgagee may deem advisable, (G) manage, lease and operate the Premises and carry on the business thereof and exercise all rights and powers of the Mortgagor with respect thereto either in the name of the Mortgagor or otherwise or (H) collect and receive all Rents. The Mortgagee shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management except that any amounts so received by the Mortgagee shall be applied as follows:

               FIRST:  to pay reasonable costs and expenses (including, without
               -----
          limitation, attorneys' fees and expenses) of so entering upon, taking possession of, holding, operating and managing the Mortgaged Property or any part thereof, and any taxes, assessments or other charges which the Mortgagee may consider necessary or desirable to pay, and any other amounts due to the Mortgagee;

               SECOND:  without duplication of amounts applied pursuant to
               ------
          clause FIRST above, to the indefeasible payment in full in cash of the
                 -----
          Secured Obligations (other than obligations arising under any Interest Rate Protection Agreement) in accordance with the terms of the Credit Agreement;

               THIRD:  without duplication of amounts applied pursuant to
               -----
          clauses FIRST and SECOND above, to the indefeasible payment in full in
                  -----     ------
          cash pro rata of the obligations arising under the Interest Rate
               --- ----
          Protection Agreements in accordance with the terms of the Interest Rate Protection Agreements; and

               FOURTH:  the balance, if any, to the Person lawfully entitled
               ------
          thereto (including the Mortgagor or its successors or assigns), if all conditions to the release hereof shall have been fulfilled, but if any such condition shall not have been fulfilled, to be held by the Mortgagee and thereafter applied to any future payments required to be made in accordance with clauses FIRST, SECOND and THIRD above.
                                          -----  ------     -----

          (iii) with or without entry, personally or by its agents or attorneys, (A) sell the Mortgaged Property and all estate, right, title and interest, claim and demand therein at one or more sales in one or more parcels, in accordance with the provisions of Section 11.3 or (B) institute
                                                   ------------
     and prosecute proceedings for the complete or partial foreclosure of the Lien and security interests created and evidenced hereby; or

          (iv) take such steps to protect and enforce its rights whether by action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement in the Credit Agreement and the other Loan Documents, or in aid of the execution of any power granted in this Mortgage, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Mortgagee shall elect.

          SECTION 11.3  Sale of Mortgaged Property if Event of Default Occurs;
                        ------------------------------------------------------
Proceeds of Sale.
----------------

          (i) If any Event of Default shall have occurred and be continuing, the Mortgagee may institute an action to foreclose this Mortgage or take such other action as may be permitted and available to the Mortgagee at law or in equity for the enforcement of the Credit Agreement and realization on the Mortgaged Property and proceeds thereon through power of sale or to final judgment and execution thereof for the Secured Obligations, and in furtherance thereof the Mortgagee may sell the Mortgaged Property at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law or statute or in equity. The Mortgagee may execute and deliver to the purchaser at such sale a conveyance of the Mortgaged Property in fee simple and an assignment or conveyance of all the Mortgagor's Interest in the Subleases and the Mortgaged Property, each of which conveyances and assignments shall contain recitals as to the Event of Default upon which the execution of the power of sale herein granted depends, and the Mortgagor hereby constitutes and appoints the Mortgagee the true and lawful attorney in fact of the Mortgagor to make any such recitals, sale, assignment and conveyance, and all of the acts of the Mortgagee as such attorney in fact are hereby ratified and confirmed. The Mortgagor agrees that such recitals shall be binding and conclusive upon the Mortgagor and that any assignment or conveyance to be made by the Mortgagee shall divest the Mortgagor of all right, title, interest, equity and right of redemption, including any statutory redemption, in and to the Mortgaged Property. The power and agency hereby granted are coupled with an interest and are irrevocable by death or dissolution, or otherwise, and are in addition to any and all other remedies which the Mortgagee may have hereunder, at law or in equity. So long as the Secured Obligations, or any part thereof, remain unpaid, the Mortgagor agrees that possession of the Mortgaged Property by the Mortgagor, or any person claiming under the Mortgagor, shall be as tenant, and, in case of a sale under power or upon foreclosure as provided in this Mortgage, the Mortgagor and any person in possession under the Mortgagor, as to whose interest such sale was not made subject, shall, at the option of the purchaser at such sale, then become and be tenants holding over, and shall forthwith deliver possession to such purchaser, or be summarily dispossessed in accordance with the laws applicable to tenants holding over. In case of any sale under this Mortgage by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Mortgaged Property may be sold as an entirety or in separate parcels in such manner or order as the Mortgagee in its sole discretion may elect. One or more exercises of powers herein granted shall not extinguish or exhaust such powers, until the entire Mortgaged Property is sold or all amounts secured hereby are paid in full.

          (ii)  In the event of any sale made under or by virtue of this Article
                                                                        -------
XI, the entire principal of, and interest in respect of the Secured Obligations,
--
if not previously due and payable, shall, at the option of the Mortgagee, immediately become due and payable, anything in this Mortgage to the contrary notwithstanding.

          (iii) The proceeds of any sale made under or by virtue of this

Article XI, together with any other sums which then may be held by the Mortgagee
----------
under this Mortgage, whether under the provisions of this Article XI or
                                                          ----------
otherwise, shall be applied as follows:

          FIRST:  to pay the costs and expenses incurred by the Mortgagee in
          -----
     enforcing its remedies under this Mortgage;

          SECOND:  to pay the costs and expenses of the sale and of any receiver
          ------
     of the Mortgaged Property or any part thereof appointed pursuant to Section

     11.5(ii);
     --------

          THIRD:  without duplication of the amounts applied pursuant to clauses
          -----
     FIRST and SECOND above, to the indefeasible payment in full in cash of the
     -----     ------
     Secured Obligations (other than the obligations arising under the Interest Rate Protection Agreements) in accordance with the terms of the Credit Agreement;

          FOURTH:  without duplication of the amounts applied pursuant to
          ------
     clauses FIRST, SECOND and THIRD above, to the indefeasible payment in full
             -----  ------     -----
     in cash pro rata of the obligations arising under the Interest Rate
             --- ----
     Protection Agreements in accordance with the terms of the Interest Rate Protection Agreements and

          FIFTH:  the balance, if any, to the Person lawfully entitled thereto
          -----
     (including the Mortgagor or its successors or assigns).

          (iv) The Mortgagee (on behalf of any Lender or on its own behalf) or any Lender or any of their respective Affiliates may bid for and acquire the Mortgaged Property or any part thereof at any sale made under or by virtue of this Article XI and, in lieu of paying cash therefor, may make settlement for
     ----------
the purchase price by crediting against the purchase price the unpaid amounts (whether or not then due) owing to the Mortgagee, or such Lender in respect of the Secured Obligations, after deducting from the sales price the expense of the sale and the reasonable costs of the action or proceedings and any other sums that the Mortgagee or such Lender is authorized to deduct under this Mortgage.

          (v) The Mortgagee may adjourn from time to time any sale by it to be made under or by virtue hereof by announcement at the time and place appointed for such sale or for such adjourned sale or sales, and, the Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (vi) If the Premises is comprised of more than one parcel of land, the Mortgagee may take any of the actions authorized by this Section 11.3 in
                                                             ------------
respect of any or a number of individual parcels.

          SECTION 11.4  Additional Remedies in Case of an Event of Default.
                        --------------------------------------------------

          (i) The Mortgagee shall be entitled to recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of the provisions hereof, and the right of the Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions hereof, or the foreclosure of, or absolute conveyance pursuant to, this Mortgage. In case of proceedings against the Mortgagor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, the Mortgagee shall be entitled to prove the whole amount of principal and interest and other payments, charges and costs due in respect of the Secured Obligations to the full amount thereof without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property; provided, however, that in no case shall the Mortgagee
                    --------  -------
receive a greater amount than the aggregate of such principal, interest and such other payments, charges and costs (with interest at the Default Rate) from the proceeds of the sale of the Mortgaged Property and the distribution from the estate of the Mortgagor.

          (ii) Any recovery of any judgment by the Mortgagee and any levy of any execution under any judgment upon the Mortgaged Property shall not affect in any manner or to any extent the Lien and security interests created and evidenced hereby upon the Mortgaged Property or any part thereof, or any conveyances, powers, rights and remedies of the Mortgagee hereunder, but such conveyances, powers, rights and remedies shall continue unimpaired as before.

          (iii)  Any monies collected by the Mortgagee under this Section 11.4
                                                                  ------------
shall be applied in accordance with the provisions of Section 11.3(iii).
                                                      -----------------

          SECTION 11.5  Legal Proceedings After an Event of Default.
                        -------------------------------------------

          (i) After the occurrence of any Event of Default and immediately upon the commencement of any action, suit or legal proceedings to obtain judgment for the Secured Obligations or any part thereof, or of any proceedings to foreclose the Lien and security interest created and evidenced hereby or otherwise enforce the provisions hereof or of any other proceedings in aid of the enforcement hereof, the Mortgagor shall enter its voluntary appearance in such action, suit or proceeding.

          (ii) Upon the occurrence and during the continuance of an Event of Default, the Mortgagee shall be entitled forthwith as a matter of right, concurrently or independently of any other right or remedy hereunder either before or after declaring the Secured Obligations or any part thereof to be due and payable, to the appointment of a receiver without giving notice to any party and without regard to the adequacy or inadequacy of any security for the Secured Obligations or the solvency or insolvency of any person or entity then legally or equitably liable for the Secured Obligations or any portion thereof. The Mortgagor hereby consents to the appointment of such receiver. Notwithstanding the appointment of any receiver, the Mortgagee shall be entitled as pledgee to the possession and control of any cash, deposits or instruments at the time held by or payable or deliverable under the terms of the Credit Agreement to the Mortgagee.

          (iii) The Mortgagor shall not (A) at any time insist upon, or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay or extension or moratorium law, any ex-
emption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance hereof, (B) claim, take or insist on any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales of the Mortgaged Property which may be made pursuant to this Mortgage, or pursuant to any decree, judgment or order of any court of competent jurisdiction or (C) after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof. To the extent permitted by applicable law, the Mortgagor hereby expressly (A) waives all benefit or advantage of any such law or laws, including, without limitation, any statute of limitations applicable to this Mortgage, (B) waives any and all rights to trial by jury in any action or proceeding related to the enforcement hereof, (C) waives any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding brought in connection with this Mortgage and further waives and agrees not to plead that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum and (D) covenants not to hinder, delay or impede the execution of any power granted or delegated to the Mortgagee by this Mortgage but to suffer and permit the execution of every such power as though no such law or laws had been made or enacted. The Mortgagee shall not be liable for any incorrect or improper payment made pursuant to this Article XI in
                                                                   ----------
the absence of gross negligence or willful misconduct.

          SECTION 11.6  Remedies Not Exclusive.  No remedy conferred upon or
                        ----------------------
reserved to the Mortgagee by this Mortgage is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Mortgage or now or hereafter existing at law or in equity. Any delay or omission of the Mortgagee to exercise any right or power accruing on any Event of Default shall not impair any such right or power and shall not be construed to be a waiver of or acquiescence in any such Event of Default. Every power and remedy given by this Mortgage may be exercised from time to time concurrently or independently, when and as often as may be deemed expedient by the Mortgagee in such order and manner as the Mortgagee, in its sole discretion, may elect. If the Mortgagee accepts any monies required to be paid by the Mortgagor under this Mortgage after the same become due, such acceptance shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums secured by this Mortgage or to declare an Event of Default with regard to subsequent defaults. If the Mortgagee accepts any monies required to be paid by the Mortgagor under this Mortgage in an amount less than the sum then due, such acceptance shall be deemed an acceptance on account only and on the condition that it shall not constitute a waiver of the obligation of the Mortgagor to pay the entire sum then due, and the Mortgagor's failure to pay the entire sum then due shall be and continue to be a default hereunder notwithstanding acceptance of such amount on account.

          The word "sale" as used in this Article XI with respect to the
                                          ----------
Mortgaged Lease shall mean the sale, transfer, assignment or conveyance for value of the leasehold interest of Mortgagor in the Mortgaged Lease, together with all Mortgagor's right, title and interest in and to the other items comprising the Mortgaged Property.

                                  ARTICLE XII

                     SECURITY AGREEMENT AND FIXTURE FILING


          SECTION 12.1  Security Agreement.  To the extent that the Mortgaged
                        ------------------
Property includes personal property or items of personal property which are or are to become fixtures under applicable law, this Mortgage shall also be construed as a security agreement under the UCC; and, upon and during the continuance of an Event of Default, the Mortgagee shall be entitled with respect to such personal property to exercise all remedies hereunder, all remedies available under the UCC with respect to fixtures and all other remedies available under applicable law. Without limiting the foregoing, such personal property may, at the Mortgagee's option, (i) be sold hereunder together with any sale of any portion of the Mortgaged Property or otherwise, (ii) be sold pursuant to the UCC, or (iii) be dealt with by the Mortgagee in any other manner permitted under applicable law. The Mortgagee may require the Mortgagor to assemble such personal property and make it available to the Mortgagee at a place to be designated by the Mortgagee. The Mortgagor acknowledges and agrees that a disposition of the personal property in accordance with the Mortgagee's rights and remedies in respect to the Mortgaged Property as heretofore provided is a commercially reasonable disposition thereof; provided, however, that the
                                                  --------  -------
Mortgagee shall give the Mortgagor not less than ten (10) days' prior notice of the time and place of any intended disposition.

          SECTION 12.2  Fixture Filing.  To the extent that the Mortgaged
                        --------------
Property includes items of personal property which are or are to become fixtures under applicable law, and to the extent permitted under applicable law, the filing hereof in the real estate records of the county in which such Mortgaged Property is located shall also operate from the time of filing as a fixture filing with respect to such Mortgaged Property, and the following information is applicable for the purpose of such fixture filing, to wit:

     -------------------------------------------------------------------------------------------
     Name and Address of the debtor:                 Name and Address of the secured party:
     The Mortgagor having the address described      The Mortgagee having the address described
     in the Preamble hereof.                         in the Preamble hereof.
     -------------------------------------------------------------------------------------------
     This Financing Statement covers the following types or items of property:

     The Mortgaged Property.

     This instrument covers goods or items of personal property which are or are to become fixtures upon the property.

     The name of the record owner of the Property on which such fixtures are or are to be located is the Mortgagor.
     -------------------------------------------------------------------------------------------

                                 ARTICLE XIII

                              FURTHER ASSURANCES

          SECTION 13.1  Recording Documentation To Assure Security.  The
                        ------------------------------------------
Mortgagor shall, forthwith after the execution and delivery hereof and thereafter, from time to time, cause this Mortgage and any financing statement, continuation statement or similar instrument relating to any thereof or to any property intended to be subject to the Lien hereof to be filed, registered and recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the validity and priority thereof or the Lien hereof purported to be created upon the Mortgaged Property and the interest and rights of the Mortgagee therein. Mortgagor shall (if it has not already done so), at its sole cost and expense, properly, duly and validly record an appropriate memorandum of the Mortgaged Lease and any amendments or supplements thereto in each jurisdiction in which any of the Land may be situated. The Mortgagor shall pay or cause to be paid all taxes and fees incident to such filing, registration and recording, and all expenses incident to the preparation, execution and acknowledgment thereof, and of any instrument of further assurance, and all Federal or state stamp taxes or other taxes, duties and charges arising out of or in connection with the execution and delivery of such instruments.

          SECTION 13.2  Further Acts.  The Mortgagor shall, at the sole cost
                        ------------
and expense of the Mortgagor, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers, financing statements, continuation statements, instruments and assurances as the Mortgagee shall from time to time request, which may be necessary in the reasonable judgment of the Mortgagee from time to time to assure, perfect, convey, assign, mortgage, transfer and confirm unto the Mortgagee, the property and rights hereby conveyed or assigned or which the Mortgagor may be or may hereafter become bound to convey or assign to the Mortgagee or for carrying out the intention or facilitating the performance of the terms hereof or the filing, registering or recording hereof. Without limiting the generality of the foregoing, in the event that the Mortgagee desires to exercise any remedies, consensual rights or attorney-in-fact powers set forth in this Mortgage and reasonably determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Mortgagee, the Mortgagor agrees to use its best efforts to assist and aid the Mortgagee to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers. In the event the Mortgagor shall fail after demand to execute any instrument or take any action required to be executed or taken by the Mortgagor under this Section 13.2, the Mortgagee may execute or take the
                         ------------
same as the attorney-in-fact for the Mortgagor, such power of attorney being coupled with an interest and is irrevocable.

          SECTION 13.3  Additional Security.  Without notice to or consent of
                        -------------------
the Mortgagor and without impairment of the Lien and rights created by this Mortgage, the Mortgagee may accept (but the Mortgagor shall not be obligated to furnish) from the Mortgagor or from any other Person, additional security for the Secured Obligations. Neither the giving hereof nor the acceptance of any such additional security shall prevent the Mortgagee from resorting, first, to such additional security, and, second, to the security created by this Mortgage without affecting the Mortgagee's Lien and rights under this Mortgage.

                                  ARTICLE XIV

                                 MISCELLANEOUS

          SECTION 14.1  Covenants To Run with the Land.  All of the grants,
                        ------------------------------
covenants, terms, provisions and conditions in this Mortgage shall run with the Land and shall apply to, and bind the successors and assigns of, the Mortgagor. If there shall be more than one mortgagor with respect to the Mortgaged Property, the covenants and warranties hereof shall be joint and several.

          SECTION 14.2  No Merger.  The rights and estate created by this
                        ---------
Mortgage shall not, under any circumstances, be held to have merged into any other estate or interest now owned or hereafter acquired by the Mortgagee unless the Mortgagee shall have consented to such merger in writing.

          SECTION 14.3  Concerning Mortgagee.
                        --------------------

          (i) The Mortgagee has been appointed as collateral agent pursuant to the Credit Agreement. The actions of the Mortgagee hereunder are subject to the provisions of the Credit Agreement. The Mortgagee shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of the Mortgaged Property), in accordance with this Mortgage and the Credit Agreement. The Mortgagee may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Mortgagee may resign and a successor Mortgagee may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Mortgagee by a successor Mortgagee, that successor Mortgagee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Mortgagee under this Mortgage, and the retiring Mortgagee shall thereupon be discharged from its duties and obligations under this Mortgage. After any retiring Mortgagee's resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Mortgage while it was the Mortgagee.

          (ii) The Mortgagee shall be deemed to have exercised reasonable care in the custody and preservation of the Mortgaged Property in its possession if such Mortgaged Property is accorded treatment substantially equivalent to that which the Mortgagee, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Mortgagee nor any of the Secured Parties shall have responsibility for taking any necessary steps to preserve rights against any Person with respect to any Mortgaged Property.

          (iii) The Mortgagee shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Mortgage and its duties hereunder, upon advice of counsel selected by it.

          (iv) With respect to any of its rights and obligations as a Lender, the Mortgagee shall have and may exercise the same rights and powers hereunder. The term "Lenders," "Lender" or any similar terms shall, unless the context clearly otherwise indicates, include the Mortgagee in its individual capacity as a Lender. The Mortgagee may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Mortgagor or any Affiliate of the Mortgagor to the same extent as if the Mortgagee were not acting as collateral agent.

          (v) If any portion of the Mortgaged Property also constitutes collateral granted to the Mortgagee under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the Mortgagee, in its sole discretion, shall select which provision or provisions shall control.

          SECTION 14.4  Mortgagee May Perform; Mortgagee Appointed Attorney-in-
                        ------------------------------------------------------
Fact.  If the Mortgagor shall fail to perform any covenants contained in this
----
Mortgage (including, without limitation, the Mortgagor's covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay Charges, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of the Mortgagor under any Mortgaged Property) or if any warranty on the part of the Mortgagor contained herein shall be breached, the Mortgagee may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the
                                                    --------  -------
Mortgagee shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which the Mortgagor fails to pay or perform as and when required hereby and which the Mortgagor does not contest in accordance with the provisions of Section 14.5 hereof. Any and all reasonable
                                  ------------
amounts so expended by the Mortgagee shall be paid by the Mortgagor in accordance with the provisions of Article IX hereof. Neither the provisions of
                                  -----------
this Section 14.4 nor any action taken by the Mortgagee pursuant to the
     ------------
provisions of this Section 14.4 shall prevent any such failure to observe any
                   ------------
covenant contained in this Mortgage nor any breach of warranty from constituting an Event of Default. The Mortgagor hereby appoints the Mortgagee its attorney-in-fact, with full authority in the place and stead of the Mortgagor and in the name of the Mortgagor, or otherwise, from time to time in the Mortgagee's discretion to take any action and to execute any instrument consistent with the terms hereof and the other Loan Documents which the Mortgagee may deem necessary or advisable to accomplish the purposes hereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. The Mortgagor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

          SECTION 14.5  Expenses    The Mortgagor will upon demand pay to the
                        --------
Mortgagee the amount of any and all reasonable costs and expenses, including the fees and expenses of its counsel and the fees and expenses of any experts and agents which the Mortgagee may incur in connection with (i) any action, suit or other proceeding affecting the Mortgaged Property or any part thereof commenced, in which action, suit or proceeding the Mortgagee is made a party or participates or in which the right to use the Mortgaged Property or any part thereof is threatened, or in which it becomes necessary in the reasonable judgment of the Mortgagee to defend or uphold the Lien hereof (including, without limitation, any action, suit or proceeding to establish or uphold the compliance of the Mortgaged Property with any Requirements of Law), (ii) the collection of the Secured Obligations, (iii) the enforcement and administration hereof, (iv) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Mortgaged Property, (v) the exercise or enforcement of any of the rights of the Mortgagee or any Secured Party hereunder or (vi) the failure by the Mortgagor to perform or observe any of the provisions hereof. All reasonable amounts expended by the Mortgagee and payable by the Mortgagor under this Section 14.5 shall be due upon demand therefor (together
                     ------------
with interest thereon accruing at the Default Rate during the period from and including the date on which such funds were so expended to the date of repayment) and shall be part of the Secured Obligations. The Mortgagor's obligations under this Section 14.5 shall survive the termination hereof and the
                       ------------
discharge of the Mortgagor's other obligations under this Mortgage, the Credit Agreement, any Interest Rate Protection Agreement and the other Loan Documents.

          SECTION 14.6  Indemnity.
                        ---------

          (i) The Mortgagor agrees to indemnify, pay and hold harmless the Mortgagee and each of the other Secured Parties and the officers, directors, employees, agents and Affiliates of the Mortgagee and each of the other Secured Parties (collectively, the "Indemnitees") from and against any and all other
                            -----------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs), expenses or disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by or asserted against that Indemnitee, in any manner relating to or arising out hereof, any Interest Rate Protection Agreement, or any other Loan Document (including, without limitation, any misrepresentation by the Mortgagor in this Mortgage, any Interest Rate Protection Agreement or any other Loan Document) (the "Indemnified
                                                       -----------
Liabilities"); provided, however, that the Mortgagor shall have no obligation to
-----------    --------  -------
an Indemnitee hereunder with respect to Indemnified Liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) by a court of competent jurisdiction that such Indemnified Liabilities arose from the gross negligence, bad faith or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Mortgagor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

          (ii)   Survival.  The obligations of the Mortgagor contained in this
                 --------
Section 14.6 shall survive the termination hereof and the discharge of the
------------
Mortgagor's other obligations under this Mortgage any Interest Rate Protection Agreement and the other Loan Documents.

          (iii)  Reimbursement.  Any amount paid by any Indemnitee as to which
                 -------------
such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Mortgaged Property.

          SECTION 14.7  Continuing Security Interest; Assignment.  This
                        ----------------------------------------
Mortgage shall create a continuing Lien on and security interest in the Mortgaged Property and shall (i) be binding upon the Mortgagor, its respective successors and assigns and (ii) inure, together with the rights and remedies of the Mortgagee hereunder, to the benefit of the Mortgagee and the other Secured Parties and each of their respective successors, transferees and assigns. No other Persons (including, without limitation, any other creditor of any Loan Party) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Lender may assign or otherwise transfer any indebtedness held by it secured by this Mortgage to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender, herein or otherwise, subject however, to the provisions of the Credit Agreement and any applicable Interest Rate Protection Agreement.

          SECTION 14.8   Termination; Release.  When all the Secured
                         --------------------
Obligations have been paid in full and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated, this Mortgage shall terminate. Upon termination hereof or any release of the Mortgaged Property or any portion thereof in accordance with the provisions of the Credit Agreement, the Mortgagee shall, upon the request and at the sole reasonable cost and expense of the Mortgagor, forthwith assign, transfer and deliver to the Mortgagor, against receipt and without recourse to or warranty by the Mortgagee, such of the Mortgaged Property to be released (in the case of a release) as may be in possession of the Mortgagee and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Mortgaged Property, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Mortgaged Property, as the case may be.

          SECTION 14.9   Modification in Writing.  No amendment, modification,
                         -----------------------
supplement, termination or waiver of or to any provision hereof, nor consent to any departure by the Mortgagor therefrom, shall be effective unless the same shall be done in accordance with the terms of the Credit Agreement and unless in writing and signed by the Mortgagee. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by the Mortgagor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Mortgage or any other Loan Document, no notice to or demand on the Mortgagor in any case shall entitle the Mortgagor to any other or further notice or demand in similar or other circumstances.

          SECTION 14.10  Notices.  Unless otherwise provided herein or in the
                         -------
Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, if to the Mortgagor or the Mortgagee, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 14.10.
                                                      -------------

          SECTION 14.11  GOVERNING LAW; SERVICE OF PROCESS; WAIVER OF JURY
                         --------------------------------------------------
TRIAL.  THIS MORTGAGE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED
-----
IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR ITEM OR TYPE OF MORTGAGED PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. MORTGAGOR AGREES THAT SERVICE OF PROCESS IN ANY PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF
MAIL), POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE MORTGAGEE SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. IF ANY AGENT APPOINTED BY MORTGAGOR REFUSES TO ACCEPT SERVICE, MORTGAGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF MORTGAGEE TO BRING PROCEEDINGS AGAINST MORTGAGOR IN THE COURTS OF ANY OTHER JURISDICTION.

THE PLEDGORS HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 14.12  Severability of Provisions.  Any provision hereof
                         --------------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 14.13  Limitation on Interest Payable.  It is the intention
                         ------------------------------
of the parties to conform strictly to the usury laws, whether state or Federal, that are applicable to the transaction of which this Mortgage is a part. All agreements between the Mortgagor and the Mortgagee whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid by the Mortgagor for the use, forbearance or detention of the money to be loaned under the Credit Agreement, any Interest Rate Protection Agreement or any other Loan Document, or for the payment or performance of any covenant or obligation contained herein or in the Credit Agreement, any Interest Rate Protection Agreement or any other Loan Document, exceed the maximum amount permissible under applicable Federal or state usury laws. If under any circumstances whatsoever fulfillment of any such provision, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity. If under any circumstances the Mortgagor shall have paid an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing in respect of the Secured Obligations and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and any other amounts due hereunder, the excess shall be refunded to the Mortgagor. All sums paid or agreed to be paid for the use, forbearance or detention of the principal under any extension of credit by the Mortgagee shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, prorated, allocated and spread from the date hereof until payment in full of the Secured Obligations so that the actual rate of interest on account of such principal amounts is uniform throughout the term hereof.

          SECTION 14.14  Business Days.  In the event any time period or any
                         -------------
date provided in this Mortgage ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

          SECTION 14.15  Relationship.  The relationship of the Mortgagee to
                         ------------
the Mortgagor hereunder is strictly and solely that of lender and borrower and mortgagor and mortgagee and nothing contained in the Credit Agreement, this Mortgage, any Interest Rate Protection Agreement or any other document or instrument now existing and delivered in connection therewith or otherwise in connection with the Secured Obligations is intended to create, or shall in any event or under any circumstance be construed as creating a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between the Mortgagee and the Mortgagor other than as lender and borrower and mortgagor and mortgagee.

          SECTION 14.16  Waiver of Stay.
                         --------------

          (i) The Mortgagor agrees that in the event that the Mortgagor or any property or assets of the Mortgagor shall hereafter become the subject of a voluntary or involuntary proceeding under the Bankruptcy Code or the Mortgagor shall otherwise be a party to any Federal or state bankruptcy, insolvency, moratorium or similar proceeding to which the provisions relating to the automatic stay under Section 362 of the Bankruptcy Code or any similar provision in any such law is applicable, then, in any such case, whether or not the Mortgagee has commenced foreclosure proceedings under this Mortgage, the Mortgagee shall be entitled to relief from any such automatic stay as it relates to the exercise of any of the rights and remedies (including, without limitation, any foreclosure proceedings) available to the Mortgagee as provided in this Mortgage or in any other Security Document.

          (ii) The Mortgagee shall have the right to petition or move any court having jurisdiction over any proceeding described in Section 14.16(i) hereof for
                                                     ----------------
the purposes provided therein, and the Mortgagor agrees (i) not to oppose any such petition or motion and (ii) at the Mortgagor's sole cost and expense, to assist and cooperate with the Mortgagee, as may be requested by the Mortgagee from time to time, in obtaining any relief requested by the Mortgagee, including, without limitation, by filing any such petitions, supplemental petitions, requests for relief, documents, instruments or other items from time to time requested by the Mortgagee or any such court.

          SECTION 14.17  No Credit for Payment of Taxes or Impositions.  The
                         ---------------------------------------------
Mortgagor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and the Mortgagor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Charge on the Mortgaged Property or any part thereof.

          SECTION 14.18  No Claims Against the Mortgagee.  Nothing contained
                         -------------------------------
in this Mortgage shall constitute any consent or request by the Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof, nor as giving the Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Mortgagee in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

          SECTION 14.19  Obligations Absolute.
                         --------------------

          All obligations of the Mortgagor hereunder shall be absolute and unconditional irrespective of:

          (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Mortgagor or any other Obligor;

          (ii) any lack of validity or enforceability of the Credit Agreement, any Interest Rate Protection Agreement, any Letter of Credit, any other Loan Document, or any other agreement or instrument relating thereto;

          (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Interest Rate Protection Agreement, any Letter of Credit, any other Loan Document, or any other agreement or instrument relating thereto;

          (iv) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

          (v) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect hereof, any Interest Rate Protection Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 14.9
                                                             ------------
     hereof; or

          (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Mortgagor.

          SECTION 14.20  Mortgagee's Right To Sever Indebtedness.
                         ---------------------------------------

          (i) The Mortgagor acknowledges that (A) the Mortgaged Property does not constitute the sole source of security for the payment and performance of the Secured Obligations and that the Secured Obligations are also secured by property of the Mortgagor and its Affiliates in other jurisdictions (all such property, collectively, the "Collateral"), (B) the number of such jurisdictions
                             ----------
and the nature of the transaction of which this instrument is a part are such that it would have been impracticable for the parties to allocate to each item of Collateral a specific loan amount and to execute in respect of such item a separate credit agreement or interest rate protection agreement and (C) the Mortgagor intends that the Mortgagee have the same rights with respect to the Mortgaged Property, in foreclosure or otherwise, that the Mortgagee would have had if each item of Collateral had been secured, mortgaged or pledged pursuant to a separate credit agreement, interest rate protection agreement, mortgage or security instrument. In furtherance of such intent, the Mortgagor agrees that the Mortgagee may at any time by notice (an "Allocation Notice") to the
                                             -----------------
Mortgagor allocate a portion (the "Allocated Indebtedness") of the Secured
                                   ----------------------
Obligations to the Mortgaged Property and sever from the remaining Secured Obligations the Allocated Indebtedness. From and after the giving of an Allocation Notice with respect to the Mortgaged Property, the Secured Obligations hereunder shall be limited to the extent set forth in the Allocation Notice and (as so limited) shall, for all purposes, be construed as a separate loan obligation of the Mortgagor unrelated to the other transactions contemplated by the Credit Agreement, any Interest Rate Protection Agreement, any other Loan Document or any document related to any thereof. To the extent that the proceeds on any foreclosure of the Mortgaged Property shall exceed the Allocated Indebtedness, such proceeds shall belong to the Mortgagor and shall not be available hereunder to satisfy any Secured Obligations of the Mortgagor other than the Allocated Indebtedness. In any action or proceeding to foreclose the Lien hereof or in connection with any power of sale foreclosure or other remedy exercised under this Mortgage commenced after the giving by the Mortgagee of an Allocation Notice, the Allocation Notice shall be conclusive proof of the limits of the Secured Obligations hereby secured, and the Mortgagor may introduce, by way of defense or counterclaim, evidence thereof in any such action or proceeding. Notwithstanding any provision of this Section 14.20, the
                                                             -------------
proceeds received by the Mortgagee pursuant to this Mortgage shall be applied by the Mortgagee in accordance with the provisions of Section 11.3(iii) hereof.
                                                   -----------------

          (ii) The Mortgagor hereby waives to the greatest extent permitted under law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that foreclosure of the Lien hereof or other remedy exercised under this Mortgage constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable a deficiency judgment or any subsequent remedy because the Mortgagee elected to proceed with a power of sale foreclosure or such other remedy or because of any failure by the Mortgagee to comply with laws that prescribe conditions to the entitlement to a deficiency judgment. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that the Mortgagee is not entitled to a deficiency judgment, the Mortgagor shall not (A) introduce in any other jurisdiction such judgment as a defense to enforcement against the Mortgagor of any remedy in the Credit Agreement, any Interest Rate Protection Agreement or any other Loan Document or (B) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered.

          (iii) In the event any instrument in addition to the Allocation Notice is necessary to effectuate the provisions of this Section 14.20,
                                                         -------------
including, without limitation, any amendment to this Mortgage, any substitute promissory note or affidavit or certificate of any kind, the Mortgagee may execute, deliver or record such instrument as the attorney-in-fact of the Mortgagor. Such power of attorney is coupled with an interest and is irrevocable.

          (iv) Notwithstanding anything set forth herein to the contrary, the provisions of this Section 14.20 shall be effective only to the maximum extent
                   -------------
permitted by law.

          SECTION 14.21    Mortgaged Lease.
                           ---------------

          (i) Mortgagor shall punctually and properly perform, observe and otherwise comply with each and every covenant, agreement, requirement and condition set forth in the Mortgaged Lease and do or cause to be done all things necessary or appropriate to keep the Mortgaged Lease in full force and effect and to preserve and keep unimpaired the rights of Mortgagor thereunder. Upon request of Mortgagee, Mortgagor shall, subject to the terms of the Mortgaged Lease, request from Lessor an estoppel certificate, addressed to Mortgagee, stating that there is no default under the Mortgaged Lease, or any state of facts which, with the passage of time or notice or both, would constitute a default thereunder, or if there be any default under the Mortgaged Lease, giving the details thereof.

          (ii) In the event Mortgagor acquires the fee simple title or any other estate or interest in the property subject to the Mortgaged Lease, such acquisition will not merge with the leasehold estate created by the Mortgaged Lease, but such other estate or interest will remain discrete and immediately become subject to the Lien of this Mortgage, and Mortgagor shall execute, acknowledge and deliver any instruments requested by Mortgagee to confirm the coverage of the Lien evidenced hereby upon such other estate or interest. Mortgagor shall pay any and all conveyance or mortgage taxes and filing or similar fees in connection with the execution, delivery, filing or recording of any such instrument.

          (iii) Mortgagor shall promptly notify Mortgagee in writing of the occurrence of any default (or any event which, with the lapse of time or notice or both, would constitute a default) on the part of or caused by any party to the Mortgaged Lease. If for any reason Mortgagor cannot timely make any payment under the Mortgaged Lease or perform or comply with any of its obligations under the Mort-gaged Lease, Mortgagor shall notify Mortgagee in sufficient time to enable Mortgagee (but Mortgagee shall not be obligated) timely to make such payments and/or to perform or comply with such other obligations. On receipt by Mortgagee from Mortgagor pursuant to this subsection 14.21(iii), or from Lessor under the Mortgaged Lease, of any such notice of default by, or inability to make any payment by, Mortgagor thereunder, Mortgagee may rely thereon and, after notice to Mortgagor, take such action as Mortgagee deems necessary or desirable to cure such default, even though the existence of such default or the nature thereof is denied by Mortgagor or by any other person.

          (iv) Mortgagor shall not surrender the leasehold estate created by the Mortgaged Lease, or terminate or cancel the Mortgaged Lease. Mortgagor shall not, without the prior written consent of Mortgagee, amend, modify, surrender, impair, forfeit, cancel, or terminate, or permit the amendment, modification, surrender, impairment, forfeiture, cancellation, or termination of the Mortgaged Lease in whole or in part, whether or not a default shall have occurred and shall be continuing under either thereof. Any such termination, cancellation, modification, change, supplement, alteration, amendment or extension without the prior written consent contemplated by this subsection 14.21(iv) shall be void and of no force or effect.

          (v) No release or forbearance of any of Mortgagor's obligations under the Mortgaged Lease, pursuant to the terms thereof, by agreement, operation of law or otherwise, shall release Mortgagor from any of Mortgagor's obligations under this Mortgage, including, without limitation, Mortgagor's obligations with respect to the payment of rent as provided in the Mortgaged Lease and the performance of all of the other terms, provisions, covenants, conditions and agreements contained in the Mortgaged Lease to be performed by Mortgagor thereunder.

          (vi) The leasehold estate of Mortgagor created by the Mortgaged Lease and the estate of Lessor under the Mortgaged Lease shall each at all times remain separate and apart and retain their separate identities, and no merger of the leasehold or easement estate of Mortgagor with the estate of Lessor will result with respect to Mortgagee or with respect to any purchaser acquiring the Mortgaged Property at any sale on foreclosure of the Lien of this Mortgage without the written consent of Mortgagee.

          (vii) Mortgagor covenants and agrees that the Mortgaged Lease now is and shall at all times be subject in each and every respect to the terms, conditions and Lien of this Mortgage. Mortgagor shall execute, acknowledge and deliver any instruments requested by Mortgagee to confirm the foregoing.

          (viii) Mortgagor covenants and agrees that if it shall be the subject of a proceeding under the Federal Bankruptcy Code, it shall not elect to treat the Mortgaged Lease as terminated (pursuant to Section 365 of the Federal Bankruptcy Code or any similar statute or law) without the prior written consent of Mortgagee. Mortgagor hereby irrevocably assigns to Mortgagee the right to exercise such election.

          SECTION 14.22  Shortened Redemption Election.
                         -----------------------------

          Mortgagor agrees to the provisions of Section 846.103 of the Wisconsin Statutes, or any successor provision, permitting Mortgagee, at its option upon waiving the right to judgment for deficiency, to hold a foreclosure sale of real estate three (3) months after a foreclosure judgment is entered.

          IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be duly executed and delivered under seal the day and year first above written.

                              APW Tools & Supplies, Inc., as Mortgagor


                              By: _______________________________________

                                  Name:

                                  Title:

                                 ACKNOWLEDGMENT

STATE OF _________________)
                          )  ss.
COUNTY OF ________________)

          This instrument was acknowledged before me this ____ day of _______________, 2000, by [_________________] as .[_______________________] of
[_________________________].


                                          _______________________________(SEAL)
                                          Print Name:__________________________
                                          Notary Public,_______________________
                                          State of ____________________________
                                                         My commission
                                                      ____________________

                                  Schedule A
                                  ----------

                              [Legal Description]

                                  Schedule B
                                  ----------

Each of the liens and other encumbrances excepted as being prior to the Lien hereof as set forth in Schedule B to the marked title insurance commitment
                       ----------
issued by First American Title Insurance Company, dated as of the date hereof and delivered to Collateral Agent on the date hereof, bearing First American Title Company reference number 000700071 relating to the real property described in Schedule A attached hereto.
   ----------

                                   Exhibit 1
                                   ---------

                    FORM OF SUBORDINATION, NON-DISTURBANCE
                           AND ATTORNMENT AGREEMENT

          THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made and entered into as of the ____ day of _______, 2000 by and between CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as collateral agent, having an office at Eleven Madison Avenue, New York, New York 10010 (in such capacity, "Collateral Agent"), and _____________________, having an office at __________________________ ("Tenant").

                                R E C I T A L S:
                                ---------------

          A. Tenant is the tenant under a certain lease dated _____________, ____ between ________________________________, as landlord ("Landlord"), and
Tenant, as tenant (as amended through the date hereof, the "Lease"), pursuant to which Tenant leased a portion (the "Leased Premises") of the property known as _____________________________, located at _____________________________, as more particularly described in Schedule A attached hereto (the "Property").
                          ----------

          B. Landlord has or will grant a mortgage lien on and security interest in the Property to Collateral Agent (for its benefit and for the benefit of the lending institutions from time to time party to that certain credit agreement dated as of July 31, 2000) pursuant to one or more mortgages, deeds of trust, deeds to secure debt or similar security instruments (collectively, the "Security Instruments").

          C. Tenant has agreed to subordinate the Lease to the Security Instruments and to the lien thereof and Collateral Agent has agreed not to disturb Tenant's possessory rights in the Leased Premises under the Lease on the terms and conditions hereinafter set forth.

                               A G R E E M E N T:
                               - - - - - - - - -

          NOW, THEREFORE, the parties hereto mutually agree as follows:

          1.  Subordination.  Notwithstanding anything to the contrary set forth
              -------------
in the Lease, the Lease and the leasehold estate created thereby and all of Tenant's rights thereunder are and shall at all times be subject and subordinate in all respects to the Security Instruments and the lien thereof, and to all rights of Collateral Agent thereunder, and to any and all advances to be made thereunder, and to all renewals, modifications, consolidations, replacements and extensions thereof.

          2.  Nondisturbance.  So long as Tenant complies with the provisions of
              --------------
this Agreement, pays all rents and other charges as specified in the Lease and is not otherwise in default (beyond applicable notice and cure periods) of any of its obligations and covenants pursuant to the Lease, Collateral Agent agrees for itself and its successors in interest and for any other person acquiring title to the Property through a foreclosure (an "Acquiring Party"), that Tenant's possession of the Leased Premises as described in the Lease will not be disturbed during the term of the Lease by reason of a foreclosure. For purposes of this Agreement, a "foreclosure" shall include (but not be limited to) a sheriff's or trustee's sale under the power of sale contained in the Security Instruments, the termination of any superior lease of the Property and any other transfer of the Landlord's interest in the Property under peril of foreclosure, including, without limitation to the generality of the foregoing, an assignment or sale in lieu of foreclosure.

          3.  Attornment.  Tenant agrees to attorn to, accept and recognize any
              ----------
Acquiring Party as the landlord under the Lease pursuant to the provisions expressly set forth therein for the then remaining balance of the term of the Lease, and any extensions thereof as made pursuant to the Lease. The foregoing provision shall be self-operative and shall not require the execution of any further instrument or agreement by Tenant as a condition to its effectiveness.

          4.  No Liability. Notwithstanding anything to the contrary contained
              ------------
herein or in the Lease, it is specifically understood and agreed that neither the Collateral Agent, any receiver nor any Acquiring Party shall be:

          (a) liable for any act, omission, negligence or default of any prior landlord (including Landlord); or

          (b) liable for any failure of any prior landlord (including Landlord) to construct any improvements or bound by any covenant to construct any improvement either at the commencement of the term of the Lease or upon any renewal or extension thereof or upon the addition of additional space pursuant to any expansion right contained in the Lease; or

          (c) subject to any offsets, credits, claims or defenses which Tenant might have against any prior landlord (including Landlord); or

          (d) bound by any rent or additional rent which is payable on a monthly basis and which Tenant might have paid for more than one (1) month in advance to any prior landlord (including Landlord) or by any security deposit or other prepaid charge which Tenant might have paid in advance to any prior landlord (including Landlord); or

          (e) liable to Tenant hereunder or under the terms of the Lease beyond its interest in the Property; or

          (f) bound by any assignment, subletting, renewal, extension or any other agreement or modification of the Lease made without the written consent of Collateral Agent; or

          (g) bound by any consensual or negotiated surrender, cancellation or termination of the Lease, in whole or in part, agreed upon between Landlord and Tenant unless effected unilaterally by Tenant pursuant to the express terms of the Lease.

          Notwithstanding the foregoing, Tenant reserves its right to any and all claims or causes of action (i) against such prior landlord for prior losses or damages and (ii) against the successor landlord for all losses or damages arising from and after the date that such successor landlord takes title to the Property.

          5.  Certain Acknowledgments and Agreements by Tenant.  (a) Tenant has
              ------------------------------------------------
notice that the Lease and the rents and all other sums due thereunder have been assigned to Collateral Agent as security for the notes secured by the Security Instruments. In the event Collateral Agent notifies Tenant of the occurrence of a default under the Security Instruments and demands that Tenant pay its rents and all other sums due or to become due under the Lease directly to Collateral Agent, Tenant shall honor such demand and pay its rent and all other sums due under the Lease directly to Collateral Agent or as otherwise authorized in writing by Collateral Agent. Landlord irrevocably authorizes Tenant to make the foregoing payments to Collateral Agent upon such notice and demand.

          (b) Tenant shall send a copy of any and all notices or statements under the Lease to Collateral Agent at the same time such notices or statements are sent to Landlord.

          (c) This Agreement satisfies any and all conditions or requirements in the Lease relating to the granting of a non-disturbance agreement.

          6.  Collateral Agent to Receive Default Notices. Tenant shall notify
              -------------------------------------------
Collateral Agent of any default by Landlord under the Lease which would entitle Tenant to cancel the Lease, and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation thereof shall be effective unless Collateral Agent shall have received notice of default giving rise to such cancellation and shall have failed within sixty (60) days after receipt of such notice to cure such default or, if such default cannot be cured within sixty (60) days, shall have failed within sixty (60) days after receipt of such notice to commence and thereafter diligently pursue any action necessary to cure such default.

          7.  Estoppel.  Tenant hereby certifies and represents to Collateral
              --------
Agent that as of the date of this Agreement:

          (a)  the Lease is in full force and effect;

          (b) all requirements for the commencement and validity of the Lease have been satisfied and there are no unfulfilled conditions to Tenant's obligations under the Lease;

          (c) Tenant is not in default under the Lease and has not received any uncured notice of any default by Tenant under the Lease; to the best of Tenant's knowledge, Landlord is not in default under the Lease; no act, event or condition has occurred which with notice or the lapse of time, or both, would constitute a default by Tenant or Landlord under the Lease; no claim by Tenant of any nature exists against Landlord under the Lease; and all obligations of Landlord have been fully performed;

          (d) there are no defenses, counterclaims or setoffs against rents or charges due or which may become due under the Lease;

          (e) none of the rent which Tenant is required to pay under the Lease has been prepaid, or will in the future be prepaid, more than one (1) month in advance;

          (f) Tenant has no right or option contained in the Lease or in any other document to purchase all or any portion of the Leased Premises;

          (g) the Lease has not been modified or amended and constitutes the entire agreement between Landlord and Tenant relating to the Leased Premises;

          (h) Tenant has not assigned, mortgaged, sublet, encumbered, conveyed or otherwise transferred any or all of its interest under the Lease; and

          (i) Tenant has full authority to enter into this Agreement, which has been duly authorized by all necessary action.

          8.  Notices.  All notices or other written communications hereunder
              -------
shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the United States Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the receiving party at its address set forth above or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 8, the term "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New York, New York. Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

          9.  Successors.  The obligations and rights of the parties pursuant to
              ----------
this Agreement shall bind and inure to the benefit of the successors, assigns, heirs and legal representatives of the respective parties; provided, however,
                                                           --------  -------
that in the event of the assignment or transfer of the interest of Collateral Agent, all obligations and liabilities of Collateral Agent under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Collateral Agent's interest is assigned or transferred; and provided, further, that the interest of Tenant under this
                 --------  -------
Agreement may not be assigned or transferred without the prior written consent of Collateral Agent. In addition, Tenant acknowledges that all references herein to Landlord shall mean the owner of the landlord's interest in the Lease, even if said owner shall be different from the Landlord named in the Recitals.

          10.  Duplicate Original; Counterparts.  This Agreement may be executed
               --------------------------------
in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement.

          11.  Limitation of Collateral Agent's Liability.  (a)  Collateral
               ------------------------------------------
Agent shall have no obligations nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession.

          (b) In the event that Collateral Agent shall acquire title to the Leased Premises or the Property, Collateral Agent shall have no obligation, nor incur any liability, beyond Collateral Agent's then equity interest, if any, in the Leased Premises, and Tenant shall look exclusively to such equity interest of Collateral Agent, if any, in the Leased Premises for the payment and discharge of any obligations imposed upon Collateral Agent hereunder or under the Lease, and Collateral Agent is hereby released and relieved of any other obligations hereunder and under the Lease.

          12.  Modification in Writing.  This Agreement may not be modified
               -----------------------
except by an agreement in writing signed by the parties hereto or their respective successors in interest.

          13.  Lien of Security Instruments.  Nothing contained in this
               ----------------------------
Agreement shall in any way impair or affect the lien created by the Security Instruments or the provisions thereof.

          14.  Compliance with Lease.  Tenant agrees that in the event there is
               ---------------------
any inconsistency between the terms and provisions hereof and the terms and provisions of the Lease, the terms and provisions hereof shall be controlling.

          15.  Governing Law; Severability.  This Agreement shall be governed by
               ---------------------------
the laws of the State of [            ].  If any term of this Agreement or the
application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such terms to any person or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          16.  Further Actions.  Tenant agrees at its own expense to execute and
               ---------------
deliver, at any time and from time to time upon the request of Collateral Agent or any Acquiring Party, such documents and instruments (in recordable form, if requested) as may be necessary or appropriate, in the opinion of Collateral Agent or any Acquiring Party, to fully implement or to further evidence the understandings and agreements contained in this Agreement. Moreover, Tenant hereby irrevocably appoints and constitutes Collateral Agent or any Acquiring Party as its true and lawful attorney-in-fact to execute and deliver any such documents or instruments which may be necessary or appropriate, in the opinion of Collateral Agent or any Acquiring Party, to implement or further evidence such understandings and agreements and which Tenant, after thirty (30) days' notice from Collateral Agent or any Acquiring Party, has failed to execute and deliver.

          IN WITNESS WHEREOF, Collateral Agent and Tenant have duly executed this Agreement as of the date first above written.

                                      CREDIT SUISSE FIRST BOSTON,
                                      as Collateral Agent

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      __________________________________________
                                      as Tenant

                                      By: ______________________________________
                                          Name:
                                          Title:

          The undersigned, as the Landlord named in the Recitals, having duly executed this Agreement as of the date first written above, and as mortgagor, pledgor, assignor or debtor under the Security Instruments, hereby accepts and agrees for itself and its successors and assigns, (i) to be bound by the provisions of Section 5 hereof, (ii) that nothing contained in the foregoing Agreement (x) shall in any way be deemed to constitute a waiver by Collateral Agent of any of its rights or remedies under the Security Instruments or (y) shall in any way be deemed to release Landlord from its obligations to comply with the terms, provisions, conditions, covenants and agreements set forth in the Security Instruments and (iii) that the provisions of the Security Instruments remain in full force and effect and must be complied with by Landlord.

                                      ________________________________, a

                                      ________________________________
                                      By: ______________________________________
                                          Name:
                                          Title:

                                ACKNOWLEDGMENT

State of ___________)
                    ) ss.:
County of __________)


          On the ___ day of _________________________ in the year ____ before me, the undersigned, a Notary Public in and for said State, personally appeared __________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                    ____________________________________________
                                                 (Signature)

                            SCHEDULE A to EXHIBIT 1
                            -----------------------

                         Description of Real Property
                         ----------------------------